UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Yum China Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Yum China Holdings, Inc.

7100 Corporate Drive Plano, Texas 75024 United States of America	Yum China Building 20 Tian Yao Qiao Road Shanghai 200030 People’s Republic of China

April 15, 2021

Dear Fellow Stockholders:

We are pleased to invite you to attend the 2021 Annual Meeting of Stockholders of Yum China Holdings, Inc. (the “Annual Meeting”). The Annual Meeting will be held on Friday, May 28, 2021, at 8:00 a.m. Beijing/Hong Kong time (Thursday, May 27, 2021, at 8:00 p.m. U.S. Eastern time). Our Board of Directors implemented a virtual meeting format in 2020, and determined that it is prudent to hold a virtual meeting again this year, in light of the continued public health concerns regarding the novel coronavirus (COVID-19) pandemic and related travel restrictions.

You may attend the Annual Meeting via the internet at www.virtualshareholdermeeting.com/YUMC2021. To participate in the Annual Meeting, you will need the 16-digit control number which appears on your Notice of Internet Availability of Proxy Materials (the “Notice”), proxy card or the instructions that accompanied your proxy materials. The attached notice of annual meeting and proxy statement contain details of the business to be conducted at the Annual Meeting and the detailed procedures for attending, submitting questions and voting at the Annual Meeting. In addition, the Company’s 2020 annual report, which is being made available to you along with the proxy statement, contains information about the Company and its performance.

Your vote is important. We encourage you to vote promptly, whether or not you plan to attend the Annual Meeting. You may vote your shares over the Internet or via telephone. If you received a paper copy of the proxy materials, you may complete, sign, date and mail the proxy card in the postage-paid envelope provided.

Sincerely,

Joey Wat

Chief Executive Officer

Yum China Holdings, Inc.

Notice Of Annual Meeting

Of Stockholders

Time and Date:	8:00 a.m. Beijing/Hong Kong time on Friday, May 28, 2021 / 8:00 p.m. U.S. Eastern time on Thursday, May 27, 2021.

Location:	Online at www.virtualshareholdermeeting.com/YUMC2021.

Items of Business:	(1) To elect the 10 director nominees named in the accompanying proxy statement to serve for a one-year term expiring at the 2022 annual meeting of the Company’s stockholders.

(2) To ratify the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2021.

(3) To approve, on an advisory basis, the Company’s named executive officer compensation.

(4) To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow stockholders holding 25% of the Company’s outstanding shares the right to call special meetings.

(5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Who Can Vote:	You can vote if you were a stockholder of record as of the close of business on March 29, 2021.

Attending the Meeting:

Stockholders of record as of the close of business on March 29, 2021 and the general public will be able to attend the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/YUMC2021. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The Annual Meeting will begin promptly at 8:00 a.m. Beijing/Hong Kong time on May 28, 2021 / 8:00 p.m. U.S. Eastern time on May 27, 2021. Online check-in will begin 15 minutes prior to the start of the meeting, and you should allow ample time for the online check-in procedures.

How to Vote:

You may vote over the Internet or via telephone by following the instructions set forth in the accompanying proxy statement. If you received a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the proxy card. If you attend the Annual Meeting using your 16-digit control number, you may vote during the Annual Meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote promptly.

Date of Mailing:	This notice of annual meeting, the accompanying proxy statement and the form of proxy are first being mailed to stockholders on or about April 15, 2021.

By Order of the Board of Directors,

Joseph Chan

Chief Legal Officer

PROXY STATEMENT – TABLE OF CONTENTS

PROXY STATEMENT SUMMARY		1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING		5

GOVERNANCE OF THE COMPANY		11

Governance Highlights		11

Board Composition and Director Elections		12

Board Meetings and Director Attendance		12

Selection of Director Nominees		12

Director Qualifications and Skills		13

Diversity of the Board		13

Stockholder Nominations for Directors		14

Board Leadership Structure		14

Governance Policies		14

Risk Oversight		16

Management Development and Succession Planning		18

Director Independence		18

Stockholder Communications and Engagement		18

Policies Regarding Accounting and Auditing Matters		19

Committees of the Board		20

Related Person Transactions Policies and Procedures		22

Director and Executive Officer Stock Ownership Policies		22

Policy Regarding Hedging and Speculative Trading		23

MATTERS REQUIRING STOCKHOLDER ACTION		24

ITEM 1	Election of Directors	24

ITEM 2	Ratification of Independent Auditor	30

ITEM 3	Advisory Vote on Named Executive Officer Compensation	32

ITEM 4	Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Allow Stockholders Holding 25% of the Company’s Outstanding Shares the Right to Call Special Meetings	33

STOCK OWNERSHIP INFORMATION		35

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

MEETING INFORMATION

Time and Date:     8:00 a.m. Beijing/Hong Kong time on Friday, May 28, 2021 /

                               8:00 p.m. U.S. Eastern time on Thursday, May 27, 2021

Location:              Online at www.virtualshareholdermeeting.com/YUMC2021

Record Date:        March 29, 2021

HOW TO VOTE

Stockholders of record as of the close of business on March 29, 2021 may vote by using any of the following methods:

Before the Annual Meeting:

•	Via Internet by following the instructions on www.proxyvote.com;

•	Via telephone by calling 1 (800) 690-6903 (toll-free in the U.S.) and following the instructions provided by the recorded message; or

•	Via mail, if you received your proxy materials by mail, by completing, signing, dating and mailing the proxy card in the postage-paid envelope provided.

Proxies submitted through the Internet or by telephone as described above must be received by 11:59 p.m. Beijing/Hong Kong time / 11:59 a.m.

U.S. Eastern time on May 27, 2021. Proxies submitted by mail must be received prior to the meeting.

During the Annual Meeting:

•	Vote online during the Annual Meeting. You may vote during the Annual Meeting through www.virtualshareholdermeeting.com/YUMC2021 using your 16-digit control number.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. You may still vote your shares during the Annual Meeting even if you have previously voted by proxy.

If you hold your shares in the name of a bank, broker or other nominee, your ability to vote depends on their voting processes. Please follow the directions of your bank, broker or other nominee carefully.

ITEMS OF BUSINESS

Proposal	Board Voting Recommendation	Page Reference

1. Election of the 10 Director Nominees Named in this Proxy Statement to Serve for a One-Year Term	FOR each nominee	24

2. Ratification of the Appointment of KPMG Huazhen LLP as the Company’s Independent Auditor for 2021	FOR	30

3. Advisory Vote on Named Executive Officer Compensation	FOR	32

4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow stockholders holding 25% of the Company’s outstanding shares the right to call special meetings	FOR	33

YUM CHINA – 2021 Proxy Statement	1

PROXY STATEMENT SUMMARY

COMPANY OVERVIEW

Yum China Holdings, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”) is the largest restaurant company in China in terms of system sales, with $8.3 billion of revenue in 2020 and over 10,500 restaurants as of year-end 2020. Our growing restaurant network consists of our flagship KFC and Pizza Hut brands, as well as emerging brands such as Little Sheep, Huang Ji Huang, COFFii & JOY, East Dawning, Taco Bell and

Lavazza. We have the exclusive right to operate and sublicense the KFC, Pizza Hut and, subject to achieving certain agreed-upon milestones, Taco Bell brands in China (excluding Hong Kong, Macau and Taiwan), and own the intellectual property of the Little Sheep, Huang Ji Huang, COFFii & JOY and East Dawning concepts outright.

SUMMARY INFORMATION REGARDING NOMINEES

The following table provides summary information about each of the nominees to our board of directors (the “Board of Directors” or the “Board”).

Name	Age	Director Since	Primary Occupation	Independent	Board Committee Membership as of April 15, 2021*
					A	C	G	F
Fred Hu (Chairman)	57	2016	Chairman and founder of Primavera Capital Group	✓			CC

Joey Wat	49	2017	Chief Executive Officer of the Company

Peter A. Bassi	71	2016	Former Chairman of Yum! Restaurants International	✓	X			X

Edouard Ettedgui	69	2016	Non-Executive Chairman of Alliance Française, Hong Kong	✓		X	X	X

Cyril Han	43	2019	Chief Financial Officer of Ant Group Co., Ltd.	✓	X

Louis T. Hsieh	56	2016	Former Chief Financial Officer of NIO Inc.	✓	X

Ruby Lu	50	2016	Venture capitalist	✓		CC	X

Zili Shao	61	2016	Non-executive Chairman of Fangda Partners	✓				CC

William Wang	46	2017	Partner of Primavera Capital Group	✓		X

Min (Jenny) Zhang	47	—	Vice-chairlady of Huazhu Group Limited	✓

A – Audit Committee; C – Compensation Committee; G – Nominating and Governance Committee; F – Food Safety and Sustainability Committee; CC – Committee Chair

*

Christian L. Campbell is the chair of Audit Committee, and a member of Compensation Committee and Nominating and Governance Committee. Ed Yiu-Cheong Chan is a member of Audit Committee. Messrs. Campbell and Chan will not stand for re-election to the Board at the Annual Meeting.

2	YUM CHINA – 2021 Proxy Statement

PROXY STATEMENT SUMMARY

GOVERNANCE HIGHLIGHTS

The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to stockholders. The Board believes that its principles and practices align management and stockholder interests. Highlights include:

Director Independence	• Independent Board Chairman • 9 of 10 director nominees are independent

Director Elections and Attendance

•  Annual election of all directors

•  Majority voting policy for elections of directors in uncontested elections

•  Proxy access for director nominees by stockholders

•  97% director attendance at Board and committee meetings in 2020

Board Refreshment and Diversity

•  Directors with experience, qualifications and skills across a wide range of public and private companies

•  Directors reflect a diversity of gender, race and ethnicity

•  Average director nominee age of 55 as of April 15, 2021

•  Independent and non-management directors may generally not stand for re-election after age 75

Other Governance Practices

•  Active stockholder engagement

•  No shareholder rights plan (also known as a poison pill)

•  Director and executive officer stock ownership policies

•  Policy prohibiting hedging or other speculative trading of Company stock

•  Policy regarding resignation if any director experiences a significant change in professional roles and responsibilities

•  Board access to senior management and independent advisors

YUM CHINA – 2021 Proxy Statement	3

PROXY STATEMENT SUMMARY

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Our Investor Relations website is located at ir.yumchina.com. Although the information contained on or connected to our website is not part of this proxy statement, you can view additional information on our website, such as our 2020 annual report, the charters of our Board committees, our Corporate Governance Principles, our Code of Conduct and reports that we file with the Securities and Exchange Commission (the “SEC”) and the Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange” or the “HKEX”). Copies of these documents may also be obtained free of charge by writing Yum China Holdings, Inc., 7100 Corporate Drive, Plano, Texas 75024, or Yum China Holdings, Inc., Yum China Building, 20 Tian Yao Qiao Road, Shanghai 200030 People’s Republic of China, Attention: Corporate Secretary.

4	YUM CHINA – 2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

The Board of Directors of Yum China Holdings, Inc. solicits the enclosed proxy for use at the Annual Meeting to be held at 8:00 a.m. Beijing/Hong Kong time on Friday, May 28, 2021 / 8:00 p.m. U.S. Eastern time on Thursday, May 27, 2021. This year, the Annual Meeting will be held in a virtual-only format, through a live audio webcast. The meeting will only be conducted via webcast; there will be no physical meeting location. This proxy statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and most highly paid executive officers.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on several important Company matters. In addition, our management will report on the Company’s performance over the last fiscal year and, following the meeting, respond to questions from stockholders.

Why am I receiving these materials?

You received these materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder of record as of the close of business on March 29, 2021, you are invited to attend the Annual Meeting and are entitled to vote on the items of business described in this proxy statement.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

As permitted by SEC rules, we are making this proxy statement and our 2020 annual report available to our stockholders electronically via the Internet. On or about April 15, 2021, we mailed to our stockholders the Notice containing instructions on how to access this proxy statement and our 2020 annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request a copy. The Notice contains instructions on how to access and review all of the important information contained in the proxy statement and the annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

YUM CHINA – 2021 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Why is the Annual Meeting a virtual meeting this year?

In light of the continued public health concerns regarding the COVID-19 pandemic and related travel restrictions, the Board of Directors has determined that it is prudent to hold the Annual Meeting in a virtual-only format, conducted via live audio webcast.

The Board of Directors has been monitoring the impact of the COVID-19 pandemic, including with regard to the health and well-being of our employees and stockholders, as well as the related government-imposed restrictions on travel. Hosting the Annual Meeting in a virtual-only format protects our employees and stockholders during this time. It provides easy access for stockholders and facilitates participation without the need to travel, since stockholders can participate from any location around the world.

How do I attend the Annual Meeting?

The Annual Meeting will be held in a virtual-only format, through a live audio webcast. The Annual Meeting will only be conducted via webcast; there will be no physical meeting location. Stockholders of record as of the close of business on March 29, 2021 and the general public will be able to attend the Annual Meeting by visiting our Annual Meeting website at www.virtualshareholdermeeting.com/YUMC2021. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The Annual Meeting will begin promptly at 8:00 a.m. Beijing/Hong Kong time on May 28, 2021 / 8:00 p.m. U.S. Eastern time on May 27, 2021. Online check-in will begin 15 minutes prior to the start of the meeting, and you should allow ample time for the online check-in procedures. We encourage our stockholders to access the meeting prior to the start time.

May stockholders ask questions?

Yes. Stockholders will have the ability to submit questions during the Annual Meeting via the Annual Meeting website. As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer all questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct which are pertinent to the Company and the meeting matters, as time permits.

What if I have technical difficulties or trouble accessing the Annual Meeting?

Beginning 30 minutes prior to the start of and during the Annual Meeting, you may contact 1 (844) 986-0822 (U.S.) or 1 (303) 562-9302 (International) for technical assistance.

Who may vote?

You may vote if you owned any shares of Company common stock as of the close of business on the record date, March 29, 2021. Each share of Company common stock is entitled to one vote. As of March 29, 2021, there were 420,467,575 shares of Company common stock outstanding.

6	YUM CHINA – 2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What am I voting on?

You will be voting on the following four items of business at the Annual Meeting:

•	The election of the 10 director nominees named in this proxy statement to serve for a one-year term;

•	The ratification of the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2021;
•	The approval, on an advisory basis, of the Company’s named executive officer compensation; and

•

The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow stockholders holding 25% of the Company’s outstanding shares the right to call special meetings.

We will also consider other business that properly comes before the meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares:

•	FOR each of the 10 nominees named in this proxy statement for election to the Board;

•	FOR the ratification of the appointment of KPMG Huazhen LLP as our independent auditor for 2021; and

•	FOR the proposal on named executive officer compensation.

•

FOR the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to allow stockholders holding not less than 25% of the Company’s outstanding shares the right to call special meetings.

How do I vote before the Annual Meeting?

There are three ways to vote before the meeting:

•	By Internet—we encourage you to vote online at www.proxyvote.com by following instructions on the Notice or proxy card;

•	By telephone—you may vote by making a telephone call to 1 (800) 690-6903 (toll-free in the U.S.); or

•	By mail—if you received your proxy materials by mail, you may vote by completing, signing, dating and mailing the proxy card in the postage-paid envelope provided.

Proxies submitted through the Internet or by telephone as described above must be received by 11:59 p.m. Beijing/Hong Kong time / 11:59 a.m. U.S. Eastern time on May 27, 2021. Proxies submitted by mail must be received prior to the meeting.

If you hold your shares in the name of a bank, broker or other nominee, your ability to vote before the Annual Meeting depends on their voting processes. Please follow the directions of your bank, broker or other nominee carefully.

YUM CHINA – 2021 Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Can I vote during the Annual Meeting?

Yes. To vote during the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy. You may still vote your shares during the Annual Meeting even if you have previously voted by proxy.

If you hold your shares in the name of a bank, broker or other nominee, your ability to vote during the Annual Meeting depends on their voting processes. Please follow the directions of your bank, broker or other nominee carefully.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy card with a later date and returning it to us for receipt prior to the Annual Meeting;

•	voting again through the Internet or by telephone prior to 11:59 p.m. Beijing/Hong Kong time / 11:59 a.m. U.S. Eastern time on May 27, 2021;

•	giving written notice to the Corporate Secretary of the Company prior to the Annual Meeting; or

•	voting again during the Annual Meeting.

If you hold your shares in the name of a bank, broker or other nominee, your ability change your vote depends on their voting processes. Please follow the directions of your bank, broker or other nominee carefully.

Who will count the votes?

Representatives of Broadridge Financial Solutions will count the votes and will serve as the independent inspector of election.

What if I return my proxy card but do not provide voting instructions?

If you vote by proxy card, your shares will be voted as you instruct by the individuals named on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board set forth on page 1.

What does it mean if I receive more than one Notice or proxy card?

If you received more than one Notice or proxy card, it means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our U.S. transfer agent is Computershare Trust Company, N.A., which may be reached at 1 (877) 854-0865 (U.S.) and 1 (781) 575-3102 (International). Computershare Investor Services Limited, which can be reached at 852-2862-8500 (Hong Kong), acts as our co-transfer agent to maintain the Hong Kong share register.

8	YUM CHINA – 2021 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Will my shares be voted if I do not provide my proxy?

Your shares may be voted on certain matters if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the New York Stock Exchange (the “NYSE”) rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposal to ratify the appointment of KPMG Huazhen LLP as our independent auditor for 2021 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other matters to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a matter is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that matter, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting via webcast using your 16-digit control number or if you properly submit a proxy by Internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the shares of Company common stock outstanding as of March 29, 2021 must be present via webcast or represented by proxy at the Annual Meeting. This is referred to as a “quorum.” Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

How many votes are needed to elect directors?

You may vote “FOR” each nominee or “AGAINST” each nominee, or “ABSTAIN” from voting on one or more nominees. Unless you mark “AGAINST” or “ABSTAIN” with respect to a particular nominee or nominees or for all nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds 50% of the number of votes cast with respect to that director’s election. Abstentions will be counted as present but not voted. Abstentions and broker non-votes will not affect the outcome of the election of directors. Full details of the Company’s majority voting policy are set out in our Corporate Governance Principles and are described under “Governance of the Company—Majority Voting Policy.”

YUM CHINA – 2021 Proxy Statement	9

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

How many votes are needed to approve the other proposals?

Proposals 2 and 3 must receive the “FOR” vote of a majority of the shares of our common stock, present via webcast or represented by proxy, and entitled to vote at the Annual Meeting. For each of these proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will be counted as shares present and entitled to vote at the Annual Meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” Proposals 2 and 3. Broker non-votes will not be counted as shares present and entitled to vote with respect to the particular matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of either of these proposals.

Proposal 4 must receive the “FOR” vote of a majority of the shares of our common stock outstanding and entitled to vote on the proposal. For Proposal 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and broker non-votes constitute shares outstanding and entitled to vote for purposes of Proposal 4, and so a vote to “ABSTAIN” or a broker non-vote will have the same effect as a vote “AGAINST” Proposal 4.

When will the Company announce the voting results?

The Company will announce the voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days of the Annual

Meeting. The voting results will also be filed with HKEX simultaneously.

What if other matters are presented for consideration at the Annual Meeting?

The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the

Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

10	YUM CHINA – 2021 Proxy Statement

GOVERNANCE OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Board of Directors. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to stockholders. The Board believes that its practices align management and stockholder interests.

The corporate governance section of our website makes available certain of the Company’s corporate governance materials, including our Corporate Governance Principles, the charters for each committee and our Code of Conduct. To access these documents on our Investor Relations website, ir.yumchina.com, click on “ABOUT YUM CHINA—Governance” and then “Corporate Governance Documents.”

Highlights of our corporate governance policies and practices are described below.

Director Independence	• Independent Board Chairman • 9 of 10 director nominees are independent

Director Elections and Attendance

•  Annual election of all directors

•  Majority voting policy for elections of directors in uncontested elections

•  Proxy access for director nominees by stockholders

•  97% director attendance at Board and committee meetings in 2020

Board Refreshment and Diversity

•  Directors with experience, qualifications and skills across a wide range of public and private companies

•  Directors reflect a diversity of gender, race and ethnicity

•  Average director nominee age of 55 as of April 15, 2021

•  Independent and non-management directors may generally not stand for re-election after age 75

Other Governance Practices

•  Active stockholder engagement

•  No shareholder rights plan (also known as a poison pill)

•  Director and executive officer stock ownership policies

•  Policy prohibiting hedging or other speculative trading of Company stock

•  Policy regarding resignation if any director experiences a significant change in professional roles and responsibilities

•  Board access to senior management and independent advisors

YUM CHINA – 2021 Proxy Statement	11

GOVERNANCE OF THE COMPANY

What is the composition of the Board of Directors and how often are members elected?

Our Board of Directors presently consists of 11 directors, nine of whom are standing for re-election at the Annual Meeting. Each director is elected for a one-year term.

Two of our current directors, Christian L. Campbell and Ed Yiu-Cheong Chan will not stand for re-election at the

Annual Meeting. The Company thanks Messrs. Campbell and Chan for their service as members of our Board. The Board determined that, effective at the conclusion of the Annual Meeting, the size of the Board will be decreased from 11 to ten directors.

How often did the Board meet in 2020?

Directors are expected, absent extraordinary circumstances, to attend all Board meetings and meetings of committees on which they serve. Our Board met 10 times and the committees collectively met 25 times during 2020. In 2020, overall attendance at Board and committee meetings was 97% and all directors attended at least 75%

of the aggregate total of meetings of the Board and committees on which the director served. Our independent directors meet privately in executive session without management present at each regularly scheduled Board meeting. Our independent Chairman leads these Board executive sessions.

What is the Board’s policy regarding director attendance at the Annual Meeting?

All directors are encouraged to attend the Annual Meeting. All incumbent directors attended the 2020 annual meeting of the Company’s stockholders.

How are director nominees selected?

The Nominating and Governance Committee is responsible for recommending director candidates to the full Board for nomination and election at the annual meetings of stockholders. The Nominating and Governance Committee will interview a director candidate before the candidate is submitted to the full Board for approval. The Nominating and Governance Committee’s charter provides that it may retain a third-party search firm to identify candidates from time to time. This year, with the assistance of a third-party search firm, the Nominating and Governance Committee undertook a broad and extensive search for new directors who would contribute to the collective skills, experience and diversity of the Board. The Nominating and Governance Committee provided the search firm with guidance as to the skills, experience and qualifications that it was seeking in potential candidates, and the search firm identified several potential candidates.

After considering and interviewing a number of highly qualified candidates, the Nominating and Governance Committee recommended to the Board that Min (Jenny) Zhang be nominated to stand for election by our stockholders at the Annual Meeting.

The Nominating and Governance Committee will also consider director candidates recommended by stockholders or other sources in the same manner as nominees identified by the Committee. For a stockholder to submit a candidate for consideration by the Nominating and Governance Committee, a stockholder must notify the Company’s Corporate Secretary by mail at Yum China Holdings, Inc., 7100 Corporate Drive, Plano, Texas 75024 or at Yum China Holdings, Inc., Yum China Building, 20 Tian Yao Qiao Road, Shanghai 200030, People’s Republic of China.

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In accordance with the Corporate Governance Principles, our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated, and are selected based upon contributions they can make to the Board and management. The Nominating and Governance Committee seeks to complete customary vetting procedures and background checks with respect to individuals suggested for potential Board membership by stockholders of the Company or other sources. We believe that each of our directors and director nominees has met the guidelines set forth in the Corporate Governance Principles.

The Company is party to a shareholders agreement with Primavera Capital Group (“Primavera”), and API (Hong Kong) Investment Limited, an affiliate of Zhejiang Ant Small and Micro Financial Services Group Co., Ltd. (currently known as Ant Group Co., Ltd., “Ant Group”) pursuant to which Primavera has identified two director designees, Dr. Fred Hu and Mr. William Wang. In addition, Mr. Cyril Han served as the non-voting Board observer designated by Ant Group since November 2016 and was elected as a director at the 2019 annual meeting of the Company’s stockholders.

What are the directors’ qualifications and skills?

As listed below, our directors have experience, qualifications and skills across a wide range of public and private companies spanning many different industries, possess-

ing a broad spectrum of experience both individually and collectively. They bring a diverse mix of regional, industry and professional expertise to the Company.

How does the composition of our Board reflect diversity?

The Nominating and Governance Committee seeks to recommend nominees that bring a unique perspective to the Board in order to contribute to the collective diversity of the Board. As a part of this process, in connection with director nominations, the Nominating and Governance Committee considers several factors to ensure the entire Board collectively embraces a wide variety of characteristics, including professional background, experience, skills and knowledge. Each director nominee will generally exhibit different and varying degrees of these characteristics. With respect to the Company’s current slate of director nominees, the Company also benefits from the diversity inherent from differences in Board member age, gender, race and ethnicity. Thirty percent of director nominees are women.

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GOVERNANCE OF THE COMPANY

Can stockholders nominate directors for election to the Board?

Yes, under our Amended and Restated Bylaws (the “Bylaws”), stockholders may nominate persons for elec-

tion as directors at an annual meeting by following the procedures described under “Additional Information.”

What is the Board’s leadership structure?

Our Board is currently led by an independent Chairman, Dr. Fred Hu. Our Board believes that Board independence and oversight of management are effectively maintained through a strong independent Chairman and through the Board’s composition, committee system and policy of having regular executive sessions of non-management directors, all of which are discussed below this section. Further, separating the Chairman and Chief Executive Officer roles enables the Chairman to focus on corporate governance matters and the Chief Executive Officer to focus on the Company’s business. We find that this structure works well to foster an open dialogue and constructive feedback among the independent directors and management. It further allows the Board to effectively represent the best interests of all stockholders and contribute to the Company’s long-term success.

To promote effective independent oversight, the Board has adopted a number of governance practices discussed below.

What are the Company’s governance policies and ethical guidelines?

•

Board Committee Charters. The Audit Committee, Compensation Committee, Nominating and Governance Committee and Food Safety and Sustainability Committee of the Board of Directors operate pursuant to their respective written charters. These charters were approved by the Board of Directors and are reviewed annually by the respective committees. Each charter is available on the Company’s website at ir.yumchina.com.

•

Governance Principles. The Board of Directors has adopted Corporate Governance Principles, which are intended to embody the governance principles and procedures by which the Board functions. These principles are available on the Company’s website at ir.yumchina.com.

•	Ethical Guidelines. Yum China’s Code of Conduct was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code of Conduct also sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code of Conduct in a confidential manner. The Code of Conduct applies to all directors and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. All employees of the Company are required, on an annual basis, to complete the Yum China Code of Conduct Questionnaire and certify in writing that they have read and understand the Code of Conduct. The Code of Conduct is available on the Company’s website at ir.yumchina.com. The Company intends to post amendments to or waivers from the Code of Conduct (to the extent applicable to directors or executive officers and required by the rules of the SEC, NYSE or HKEX) on this website.

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GOVERNANCE OF THE COMPANY

What other significant Board governance practices does the Company have?

•

Annual Election of Directors. In accordance with our Amended and Restated Certificate of Incorporation, our directors are elected to serve a one-year term and until their successors are elected and qualified or until their earlier death, resignation or removal.

•

Role of Lead Director. Our Corporate Governance Principles require the independent directors to appoint a Lead Director when the Chairman does not qualify as independent in accordance with the applicable rules of the NYSE. The Company currently does not have a Lead Director because the Chairman of the Board is independent.

•

Executive Sessions. Our independent and non-management directors meet regularly in executive session. The executive sessions are attended only by the independent and non-management directors and are presided over by the independent Chairman. Our independent directors also meet in executive session at least once per year.

•

Board and Committee Evaluations. The Board recognizes that a thorough, constructive evaluation process enhances our Board’s effectiveness and is an essential element of good corporate governance. Each year, the Nominating and Governance Committee oversees the design and implementation of the evaluation process, focused on the Board’s contribution to the Company and on areas in which the Board believes a better contribution could be made. In addition, each of the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Food Safety and Sustainability Committee also conducts a similar annual self-evaluation pursuant to their respective charters. Written questionnaires completed by each director, as well as discussions with selected directors, solicit feedback on a wide range of issues, including Board/committee composition and leadership, meetings, responsibilities and overall effectiveness. A summary of the Board and committee evaluation results is discussed with the Board and with the respective committees, and policies and practices are updated in response to the evaluation results. Director suggestions for improvements to evaluation questionnaires and processes are considered for incorporation for the following year.

•

Retirement Policy. Pursuant to our Corporate Governance Principles, independent or non-management directors may not stand for re-election to the Board after they have reached the age of 75, unless the Board unanimously elects to have the director stand for re-election.

•

Limits on Director Service on Other Public Company Boards. Our Corporate Governance Principles provide that directors may serve on no more than four other public company boards. The Company’s Chief Executive Officer, if a director, may serve on no more than one other public company board. All directors are expected to advise the Chairman and the Chair of the Nominating and Governance Committee prior to accepting any other public company directorship or any assignment to the audit committee or compensation committee of other public company boards.

•

Majority Voting Policy. Our Bylaws require majority voting for the election of directors in uncontested elections. This means that director nominees in an uncontested election for directors must receive a number of votes “FOR” their election in excess of 50% of the number of votes cast with respect to that director’s election. The Corporate Governance Principles further provide that any incumbent director who does not receive a majority of “FOR” votes will promptly tender to the Board his or her resignation from the Board. The resignation will specify that it is effective upon the Board’s acceptance of the resignation. The Board will, through a process managed by the Nominating and Governance Committee and excluding the nominee in question, accept or reject the resignation and publicly disclose the Board’s decision regarding the resignation and the rationale behind the decision within 90 days from the date of the certification of the election results.

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GOVERNANCE OF THE COMPANY

•

Access to Management and Employees. Our directors have complete and open access to senior members of management. Our Chief Executive Officer invites key employees of the Company to attend Board sessions at which the Chief Executive Officer believes they can meaningfully contribute to Board discussion.

•

Access to Outside Advisors. The Board and Board committees have the right to consult and retain independent legal and other advisors at the expense of the Company. The Audit Committee has the sole authority to appoint, determine funding for and replace the independent auditor. The Compensation Committee has the sole authority to retain any advisor to assist it in the performance of its duties, after taking into consideration all factors relevant to the advisor’s independence from management. The Nominating and Governance Committee has the sole authority to retain search firms to be used to identify director candidates. The Food Safety and Sustainability Committee has the authority to consult and retain any advisor to assist it in connection with the exercise of its responsibilities and authority.

What is the Board’s role in risk oversight?

The Board maintains overall responsibility for overseeing the Company’s risk management framework. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee, the Compensation Committee and the Food Safety and Sustainability Committee.

Audit Committee

The Audit Committee engages in substantive discussions with management regarding the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. Our Head of Corporate Audit reports directly to the Audit Committee, as well as our Chief Financial Officer. The Audit Committee also receives reports at each committee meeting regarding legal and regulatory risks from management and meets periodically in separate executive sessions with our independent auditor and our Head of Corporate Audit. The Chief Legal Officer reports regularly to the Audit Committee on the Company’s key risk areas and compliance programs. The Audit Committee periodically provides a summary to the full Board of the risk areas reviewed together with any other risk-related subjects discussed at the Audit Committee meeting. Alternatively, the Board may review and discuss directly with management the major risks arising from the Company’s business and operations.

Compensation Committee

The Compensation Committee considers the risks that may be implicated by our compensation programs through a risk assessment conducted by management and reports its conclusions to the full Board. This oversight helps ensure the Company’s compensation programs align with the Company’s goals and compensation philosophies and, along with other factors, operate to mitigate against the risk that such programs would encourage excessive or inappropriate risk-taking.

Food Safety and Sustainability Committee

The Food Safety and Sustainability Committee assists the Board in its oversight of the Company’s practices, policies, procedures, strategies and initiatives relating to the protection of food safety. The Committee monitors trends, issues and concerns affecting the Company’s food safety practices, and the risks arising therefrom, in light of the Company’s overall efforts related to food safety.

The Food Safety and Sustainability Committee also assists the Board in its oversight of the Company’s practices, policies, procedures, strategies and initiatives relating to sustainability, including environmental, supply chain and food nutrition and health. The Committee monitors trends, issues and concerns affecting the Company’s sustainability practices, policies, procedures, strategies and initiatives.

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How does the Board oversee food safety risk?

The Board and the Food Safety and Sustainability Committee are involved in oversight of the Company’s food safety risk. The Food Safety and Sustainability Committee assists the Board in the oversight of food safety risk and regularly receives reports from management in connection with the Company’s practices, procedures, strategies and initiatives relating to food safety and the risks arising therefrom. The Board and the Food Safety and

Sustainability Committee also monitor and evaluate significant changes in regulatory requirements on food safety, material food safety incidents that could potentially affect the Company, as well as any severe public health situations, including the COVID-19 pandemic, that could adversely affect the Company’s business and operations.

How does the Board oversee cybersecurity risk?

The Board and the Audit Committee are involved in oversight of the Company’s cybersecurity risk. The Audit Committee assists the Board in the oversight of cybersecurity and other technology risks, discusses with management cybersecurity risk mitigation and incident management, and reviews management reports regarding the Company’s cybersecurity governance processes, incident response system and applicable cybersecurity laws, regulations and standards, status of projects to strengthen internal cybersecurity, the evolving threat environment, vulnerability assessments, specific cybersecurity incidents and management’s efforts to monitor, detect and prevent cybersecurity threats.

The Company’s cybersecurity programs are regularly audited by independent third parties against established regulatory and industry standards. We incorporate regular information security training as part of our employee education and development program. In addition, the Company maintains cybersecurity insurance as part of its overall insurance portfolio.

How has the Board overseen the Company’s response to COVID-19?

Since the outbreak of COVID-19, the Board and its committees took additional actions to ensure effective oversight of the Company’s response plans to mitigate the risks related to the pandemic. In addition to a COVID-19 crisis management team comprised of cross-brand and cross-functional executives at the management level, the Board has formed a crisis management committee to support management during the COVID-19 pandemic.

Through regular updates and additional communications with management, the Board has actively participated in overseeing the Company’s management of the COVID-19 crisis, including protecting the health and safety of our employees and customers, evaluating the impact of the pandemic on the Company’s operations and strategies, monitoring continued compliance with applicable regulatory requirements, managing human capital and assessing the impact of the pandemic on the Company’s liquidity and financial position. With the ongoing COVID-19 pandemic, it will continue to be a key focus of the Board’s risk oversight activity.

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GOVERNANCE OF THE COMPANY

What is the Board’s role in management development and succession planning?

The Board considers management development and succession planning to be a critical part of our Company’s long-term strategy. In accordance with our Corporate Governance Principles, the Board reviews the Company’s succession planning, including succession planning in the case of retirement of the Chief Executive Officer of the Company. The Chief Executive Officer periodically reports to the Board with regard to his or her recommen-

dations for potential successors to senior executive positions and development plans for such individuals. In addition, the Board reviews recommendations from an independent committee with regard to the performance evaluation of the Chief Executive Officer, which the committee conducts annually, in accordance with its charter.

How does the Board determine which directors are considered independent?

The Company’s Corporate Governance Principles, adopted by the Board, require that a majority of the directors qualify as independent in accordance with the applicable rules of the NYSE. The Board also considers independence requirements of the Rules Governing the Listing of Securities on The Stock Exchange of Hong Kong Limited (the “HK Listing Rules”). The Board determines on an annual basis whether each director qualifies as independent pursuant to the applicable rules of the NYSE and the HK Listing Rules.

Pursuant to the Corporate Governance Principles, the Board undertook its annual review of director independence. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. As provided in the Corporate Governance Principles, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

As a result of the review, the Board affirmatively determined that all of the directors and director nominees are independent of the Company and its management under NYSE rules and the HK Listing Rules, with the exception of Joey Wat. Ms. Wat is not considered an independent director because she is the current Chief Executive Officer of the Company.

In reaching this conclusion, the Board determined that Dr. Hu, Messrs. Bassi, Campbell, Chan, Ettedgui, Han, Hsieh, Shao and Wang and Mess. Lu and Zhang had no material relationship with the Company other than, in the case of incumbent directors, their relationship as a director.

How do stockholders communicate with the Board?

Stockholders or other parties who wish to communicate directly with the non-management directors, individually or as a group, or the entire Board may do so by writing to the Nominating and Governance Committee, c/o the Corporate Secretary, Yum China Holdings, Inc., 7100 Corporate Drive, Plano, Texas, 75024. The Nominating and Governance Committee of the Board has approved a pro-

cess for handling correspondence received by the Company and addressed to non-management members of the Board or the entire Board. Under that process, the Corporate Secretary of the Company reviews all such correspondence and regularly forwards to a designated member of the Nominating and Governance Committee copies of all such correspondence (except commercial

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GOVERNANCE OF THE COMPANY

correspondence and correspondence that is duplicative in nature) and a summary of all such correspondence. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Written correspondence from stockholders relating to accounting, internal controls or auditing matters are brought to the attention of the Chairperson of the Audit Committee and to the internal audit department and are handled in accordance with procedures established by the Audit Committee with respect to such matters (described below). Correspondence from stockholders relating to Compensation Committee matters are referred to the Chairperson of the Compensation Committee.

How do the Board and management engage with stockholders?

Our Board and management are committed to regular engagement with our stockholders. In 2020, we reached out to our top 25 stockholders, which comprise holders of more than 50% of the outstanding shares of Company common stock, in order to solicit their input on important governance, executive compensation, sustainability and other matters. Additionally, our senior management team, including our Chief Executive Officer and Chief Financial Officer, regularly engage in meaningful dialogue with our stockholders, including through our quarterly earnings calls and investor conferences and meetings. Our senior management team regularly reports to our Board and, as applicable, committees of our Board, regarding stockholder views.

We evaluate and respond to the views voiced by our stockholders. Based on feedback received during the Company’s stockholder engagement efforts over the past several years, the Compensation Committee approved certain changes to the Company’s executive compensation program in 2020, including expanding the recipients of annual performance stock unit (“PSU”) grants, and using PSU grants with multiple performance metrics to replace the existing restricted stock unit (“RSU”) component. For more information on stockholder engagement regarding compensation for executive officers, please see “Executive Compensation—Stockholder Engagement.”

With the increasing focus on environmental sustainability issues, the responsibilities of the Food Safety Committee (recently renamed as the Food Safety and Sustainability Committee) have been expanded to also cover the oversight of environmental, supply chain and food nutrition and health issues. In addition, beginning with the 2021 annual incentive program, environmental, social and governance (“ESG”) measures will be incorporated into the key performance indicators that are used to determine the individual performance factor for each leadership team member.

What are the Company’s policies on reporting of concerns regarding accounting and auditing matters?

The Audit Committee has established policies on reporting concerns regarding accounting and auditing matters in addition to our policy on communicating with our non-management directors. Any employee may, on a confidential or anonymous basis, submit complaints or concerns regarding accounting or auditing matters to the Chief Legal Officer of the Company through the Company’s Employee Hotline or by e-mail or regular mail. If an employee is uncomfortable for any reason contacting the Chief Legal Officer, the employee may contact the Chairperson of the Audit Committee. The Chief Legal Officer maintains a log of all complaints or concerns, tracking their receipt, investigation and resolution and prepares a periodic summary report thereof for the Audit Committee.

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GOVERNANCE OF THE COMPANY

What are the Committees of the Board?

The Board of Directors has standing Audit, Compensation, Nominating and Governance and Food Safety and Sustainability Committees. Set forth below is a summary of the functions of each committee, the members of each committee as of April 15, 2021 and the number of meetings each committee held in 2020.

Audit Committee Christian L. Campbell*, Chair Peter A. Bassi Ed Yiu-Cheong Chan* Cyril Han Louis T. Hsieh Number of meetings held in 2020: 11

•  Possesses sole authority regarding the selection and retention of the independent auditor

•  Reviews and has oversight over the Company’s internal audit function

•  Reviews and approves all auditing services, internal control-related services and permitted non-audit services to be performed for the Company by the independent auditor

•  Reviews the independence, qualification and performance of the independent auditor

•  Reviews and discusses with management and the independent auditor any major issues as to the adequacy of the Company’s internal controls, any special steps adopted in light of material control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting

•  Reviews and discusses with management and the independent auditor the annual audited financial statements, results of the review of the Company’s quarterly financial statements and significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements

•  Review and discuss with the independent auditor any critical audit matter (“CAM”) addressed in the audit of the Company’s financial statements and the relevant financial statement accounts and disclosures that relate to each CAM.

•  Reviews the Company’s accounting and financial reporting principles and practices, including any significant changes thereto

•  Advises the Board with respect to Company policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Conduct

•  Discusses with management the Company’s major risk exposures and the steps management has taken to monitor and control such exposures; and assists the Board in the oversight of cybersecurity and other technology risks. Further detail about the role of the Audit Committee in risk assessment and risk management is included in the section entitled “What is the Board’s role in risk oversight?” and “How does the Board oversee cybersecurity risk?”

The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE. The Board has also determined that each member of the Audit Committee is financially literate within the meaning of the listing standards of the NYSE and that each of Messrs. Bassi, Chan, Han and Hsieh is qualified as an audit committee financial expert within the meaning of SEC regulations.

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Compensation Committee Ruby Lu, Chair Christian L. Campbell* Edouard Ettedgui William Wang Number of meetings held in 2020: 9

•  Oversees the Company’s executive compensation plans and programs and reviews and recommends changes to these plans and programs

•  Monitors the performance of the Chief Executive Officer and other senior executives in light of corporate goals set by the Committee

•  Reviews and approves the corporate goals and objectives relevant to the Chief Executive Officer’s and other senior executives’ compensation and evaluates their performance in light of those goals and objectives

•  Determines and approves the compensation level of the Chief Executive Officer and other senior executive officers based on this evaluation

•  Reviews the Company’s compensation plans, policies and programs to assess the extent to which they encourage excessive or inappropriate risk-taking or earnings manipulation

The Board has determined that all of the members of the Compensation Committee are independent within the meaning of the listing standards of the NYSE.

Nominating and Governance Committee Fred Hu, Chair Christian L. Campbell* Edouard Ettedgui Ruby Lu Number of meetings held in 2020: 3

•  Identifies and proposes to the Board individuals qualified to become Board members and recommends to the Board director nominees for each committee

•  Advises the Board on matters of corporate governance

•  Reviews and reassesses from time to time the adequacy of the Company’s Corporate Governance Principles and recommends any proposed changes to the Board for approval

•  Receives comments from all directors and reports annually to the Board with assessment of the Board’s performance

•  Reviews annually and makes recommendations to the Board with respect to the compensation and benefits of directors

•  Reviews management succession planning and makes recommendations to the Board

•  Review emerging corporate governance issues and best practices

The Board has determined that all of the members of the Nominating and Governance Committee are independent within the meaning of the listing standards of the NYSE.

Food Safety and Sustainability Committee Zili Shao, Chair Peter A. Bassi Edouard Ettedgui Number of meetings held in 2020: 2

•  Reviews, evaluates and advises the Board regarding the practices, procedures, strategies and initiatives to protect food safety

•  Reviews, evaluates and advises the Board regarding trends, issues and concerns which affect or could affect the Company’s food safety practices, and the risks arising therefrom, in light of the Company’s overall efforts related to food safety

•  Reviews and evaluates any corrective action taken by management to address any food safety related risks or incident, if any, and advises the Board regarding any proposed action in relation thereto

•  Reviews, evaluates and advises the Board regarding the Company’s practices, policies, procedures, strategies and initiatives relating to sustainability, including environmental, supply chain and food nutrition and health

•  Reviews and evaluates the trends, issues and concerns which affect or could affect the Company’s sustainability practices, policies, procedures, strategies and initiatives

•  Reviews and oversees the development and implementation of the goals the Company may establish from time to time with respect to its sustainability initiatives

•  Oversees the reporting and communication with stakeholders with respect to sustainability

* At the Annual Meeting, Messrs. Campbell and Chan are stepping down from the Board and its committees and are not standing for re-election.

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GOVERNANCE OF THE COMPANY

What are the Company’s policies and procedures with respect to related person transactions?

Under the Company’s Related Person Transaction Policies and Procedures, the Audit Committee reviews the material facts of all related person transactions that require the Audit Committee’s approval and either approves or disapproves of the entry into the related person transaction. In determining whether to approve or ratify a related person transaction, the Audit Committee will determine whether such transaction is in, or not opposed to, the best interest of the Company and will take into account, among other factors it deems appropriate, whether such transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which (i) a related person has or will have a direct or indirect material interest, (ii) the Company is a participant and (iii) that exceed $120,000 in any calendar year are subject to the Audit Committee’s review. Any director who is a related person with respect to a transaction under review may not participate in any discussion or approval of the transaction, except that the director will provide all material information concerning the transaction to the Audit Committee.

Related persons are directors, director nominees, executive officers, beneficial owners of 5% or more of the outstanding shares of Company common stock and their immediate family members. An immediate family member includes a person’s children, stepchildren, parents, stepparents, spouse, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone sharing such person’s household (other than a tenant or employee).

After its review, the Audit Committee may approve or ratify the transaction. The policies and procedures provide that certain transactions are deemed to be pre-approved even if they will exceed $120,000. These transactions include employment of executive officers, director compensation and transactions with other companies if the aggregate amount of the transaction does not exceed the greater of $1 million or 2% of that company’s total consolidated gross revenues and the related person is not an executive officer of the other company.

There were no transactions considered to be a related person transaction from January 1, 2020 through the date of this proxy statement.

Does the Company require stock ownership by directors?

The Board believes that the number of shares of Company common stock owned by each director is a personal decision. However, the Board strongly supports the position that directors should own a meaningful number of shares of Company common stock and expects that a director will not sell any shares received as director compensation until at least 12 months following the director’s retirement or departure from the Board.

The Company’s non-employee directors receive a significant portion of their annual compensation in shares of Company common stock. The Company believes that the emphasis on the equity component of director compensation serves to further align the interests of directors with those of our stockholders.

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Does the Company require stock ownership by executive officers?

The Board has adopted Stock Ownership Guidelines, which require executive officers to own a substantial amount of Company common stock in order to promote an ownership mentality among management and align their interests with those of stockholders. See “Executive Compensation—Compensation Policies and Practices—Stock Ownership Guidelines” for more information.

How many shares of Company common stock do the directors and executive officers own?

Stock ownership information for our directors and executive officers is shown under “Stock Ownership Information.”

Does the Company have a policy on hedging or other speculative trading in Company common stock?

Directors, executive officers and certain other designated employees are prohibited from speculative trading in Company common stock, including trading in puts, calls or other hedging or monetization transactions.

How are directors compensated?

Employee directors do not receive additional compensation for serving on the Board of Directors. The annual compensation for each director who is not an employee of the Company is discussed under “2020 Director Compensation.”

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MATTERS REQUIRING STOCKHOLDER ACTION

ITEM 1.    Election of Directors

Who are the director nominees?

Each of the director nominees, other than Min (Jenny) Zhang, currently serves as a director of the Company. Ms. Zhang is being nominated as a director for election at the Annual Meeting following a search process undertaken by the Nominating and Governance Committee, as described above under “Governance of the Company—How are director nominees selected?”

Each nominee has been nominated by the Board for election at the Annual Meeting to hold office for a one-year term. If elected, the nominees will hold office until the 2022 annual meeting of the Company’s stockholders and until their respective successors have been duly elected and qualified or until their earlier death, resignation or removal.

At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the 10 nominees named in this proxy statement.

The biographies of each of the nominees below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our Board.

There are no family relationships among any of the directors, director nominees and executive officers of the Company. Ages are as of April 15, 2021.

What if a nominee is unwilling or unable to serve?

That is not expected to occur. If it does, proxies may be voted for a substitute nominated by the Board of Directors.

What vote is required to elect directors?

A nominee will be elected as a director if the number of “FOR” votes exceeds the number of “AGAINST” votes with respect to his or her election.

The Board of Directors recommends that you vote FOR the election of the 10 director nominees.

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MATTERS REQUIRING STOCKHOLDER ACTION

Director Nominees

Fred Hu Age 57 Director Since 2016

Fred Hu has served as the chairman and founder of Primavera, a China-based global investment firm, since its inception in 2011. Prior to Primavera, Dr. Hu served in various roles at Goldman Sachs from 1997 to 2010, including as partner and chairman of Greater China at Goldman Sachs Group, Inc. From 1991 to 1996, he served as an economist at the International Monetary Fund (IMF) in Washington D.C. Dr. Hu currently is a member of the board of directors of Hong Kong Exchanges and Clearing Limited, a company listed on the Hong Kong Stock Exchange (stock code: 0388), Industrial and Commercial Bank of China Limited, a company listed on both the Hong Kong Stock Exchange (stock code: 1398) and the Shanghai Stock Exchange (SHA: 601398), and UBS Group AG, a company listed on both the SIX Swiss Stock Exchange (SIX: UBSG) and the New York Stock Exchange (NYSE: UBS). From May 2011 to May 2018, Dr. Hu served as an independent non-executive director of Hang Seng Bank Limited, a company listed on the Hong Kong Stock Exchange (stock code: 0011). Dr. Hu serves as an independent non-executive director for Ant Group since August 2020 and as a co-director of the National Center for Economic Research and a professor at Tsinghua University. Dr. Hu obtained his doctoral degree in economics from Harvard University. Dr. Hu brings to our Board extensive expertise in international affairs and the Chinese economy. In addition, Dr. Hu brings valuable business, strategic development and corporate leadership experience as well as expertise in economics, finance and global capital markets.

Joey Wat Age 49 Director Since 2017

Joey Wat has served as a director of our Company since July 2017 and as the Chief Executive Officer of our Company since March 2018. She served as our President and Chief Operating Officer from February 2017 to February 2018 and the Chief Executive Officer, KFC from October 2016 to February 2017, a position she held at Yum! Restaurants China, from August 2015 to October 2016. Ms. Wat joined Yum! Restaurants China in September 2014 as President of KFC China and was promoted to Chief Executive Officer for KFC China in August 2015. Before joining YUM, Ms. Wat served in both management and strategy positions at A.S. Watson Group (“Watson”), an international health, beauty and lifestyle retailer, in the U.K. from 2004 to 2014. Her last position at Watson was managing director of Watson Health & Beauty U.K., which operates Superdrug and Savers, two retail chains specializing in the sale of pharmacy and health and beauty products, from 2012 to 2014. She made the transition from head of strategy of Watson in Europe to managing director of Savers in 2007. Before joining Watson, Ms. Wat spent seven years in management consulting including with McKinsey & Company’s Hong Kong office from 2000 to 2003. Ms. Wat obtained a master of management degree from Kellogg School of Management at Northwestern University in 2000. Ms. Wat brings to our Board extensive knowledge of the Company’s business and her industry acumen acquired in the course of a career that included several leadership roles in retail companies.

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Peter A. Bassi Age 71 Director Since 2016

Peter A. Bassi served as Chairman of Yum! Restaurants International from 2003 to 2005 and as its President from 1997 to 2003. Prior to that position, Mr. Bassi spent 25 years in a wide range of financial and general management positions at PepsiCo, Inc., Pepsi-Cola International, Pizza Hut (U.S. and International), Frito-Lay and Taco Bell. Mr. Bassi currently serves as lead independent director and chairman of the governance and nominating committee of BJ’s Restaurant, Inc. (NASDAQ: BJRI), where he also serves on the audit committee and compensation committee. He has been a member of the board of BJ’s Restaurant, Inc. since 2004. From January 2009 to May 2019, Mr. Bassi held various positions on the board of Potbelly Corporation (NASDAQ: PBPB). From June 2015 to December 2018, Mr. Bassi served on the value optimization board for Mekong Capital Partners, a private equity firm based in Vietnam. He also served on the board of supervisors of AmRest Holdings SE (WSE: EAT) from 2013 to 2015, and served on the board of the Pep Boys-Manny, Moe & Jack from 2002 to 2009. Mr. Bassi received his master’s degree of business administration (MBA) from the University of Rhode Island in 1972. He brings to our Board knowledge of the restaurant industry and global franchising, as well as financial expertise and extensive public company board and corporate governance experience.

Edouard Ettedgui Age 69 Director Since 2016

Edouard Ettedgui has served as the non-executive chairman of Alliance Française, Hong Kong since 2016. He also served as a non-executive director of Mandarin Oriental International Limited from April 2016 to May 2020, the company for which he was the group chief executive from 1998 to 2016. Prior to his time at Mandarin Oriental International, Mr. Ettedgui was the chief financial officer for Dairy Farm International Holdings, and he served in various roles for British American Tobacco (“BAT”), including as the business development director, group finance controller and group head of finance. From 1990 to 1996, he spent around six years with BAT Industries PLC in London, initially as the head of finance and later as the group finance controller and director for new business development. Mr. Ettedgui graduated from ESSEC Business School (France) in 1975. He brings to our Board senior management experience in various international consumer-product industries, extensive financial expertise and public company board experience.

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Cyril Han Age 43 Director Since 2019

Cyril Han has served as the chief financial officer of Ant Group, an innovative technology provider, since April 2020. Mr. Han joined Ant Group in May 2014 and previously served as senior director and vice president. He joined Alibaba Group, a Chinese multinational conglomerate, as senior director of the corporate finance department in 2011. Before joining Alibaba Group, Mr. Han worked at the investment banking division of China International Capital Corporation from July 2001 to September 2011. He has served as a non-executive director of Hundsun Technologies Inc., a company listed on the Shanghai Stock Exchange (SHA: 600570), since February 2016, and has served as a non-executive director of Zhong An Online P & C Insurance Co., Ltd., a company listed on the Hong Kong Stock Exchange (stock code: 6060), since October 2016. Mr. Han obtained his master’s degree in economics from Tsinghua University. He brings to our Board deep knowledge and insights in the fields of finance and technology.

Louis T. Hsieh Age 56 Director Since 2016

Louis T. Hsieh served as the chief financial officer of NIO Inc., an electric and autonomous vehicle developer that is listed on the New York Stock Exchange (NYSE: NIO), from May 2017 to October 2019. Mr. Hsieh has held various positions at New Oriental Education & Technology Group, a private educational service provider that is listed on the New York Stock Exchange (NYSE: EDU), including positions as a director since 2007, the president from 2009 to 2016 and the chief financial officer from 2005 to 2015. In addition, Mr. Hsieh serves as an independent director, member of the nominating and corporate governance committee and chairman of the audit committee for JD.com, Inc., an e-commerce company that is listed on the Nasdaq Stock Market (NASDAQ: JD) and the Hong Kong Stock Exchange (stock code: 9618). Previously, Mr. Hsieh served as an independent director and chairman of the audit committee for Nord Anglia Education, Inc. (NYSE: NORD). He also served as an independent director and the chairman of audit committee for both Perfect World Co., Ltd. and China Digital TV Holding Co., Ltd. Mr. Hsieh obtained a juris doctor degree from the University of California at Berkeley in 1990. He brings to our Board corporate leadership and public company board experience as well as his extensive financial and international business experience.

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Ruby Lu Age 50 Director Since 2016

Ruby Lu is a venture capitalist investing in technology start-ups in the U.S. and China. Ms. Lu founded Atypical Ventures, an early-stage technology venture investment firm, in 2019. In 2006, she co-founded DCM China, a venture capital firm. During her more than 12-year tenure at DCM, she invested in, and served as a board member for, many leading technology companies, including BitAuto Holdings Limited, Ecommerce China Dangdang Inc. and Pactera Technology International Ltd. Prior to joining DCM in 2003, Ms. Lu was a vice president in the investment banking group of technology, media and telecommunications at Goldman Sachs & Co. in Menlo Park, California. She also served as an independent director and on the audit committee of iKang Healthcare Group, Inc., and served as an independent director and Chairman of the special committee for iDreamSky Technologies Limited before these two companies were taken private. She is currently an independent director on the board of Uxin Limited (NASDAQ: UXIN) and Blue City Holdings Limited (NASDAQ: BLCT). In both companies, she serves as the chairman of the compensation committee and a member of the audit committee, and in Uxin Limited, she also serves as a member of nominating and corporate governance committee. Ms. Lu obtained her master of arts from Johns Hopkins University in 1996. She brings to our Board public company board experience as well as extensive financial and global market experience.

Zili Shao Age 61 Director Since 2016

Zili Shao has served as the non-executive chairman of Fangda Partners, a leading law firm, since June 2017. Mr. Shao also serves as an independent non-executive director of Bank of Montreal (China) Co., Ltd. Mr. Shao is the founder and chairman of MountVue Capital Management Co. Ltd. From September 2015 to January 2018, he served as a non-executive director of Elife Holdings Limited, a company listed on the Hong Kong Stock Exchange (stock code: 0223). From April 2015 to May 2017, he served as co-chairman and partner at King & Wood Mallesons China, a law firm. From 2010 to 2015, Mr. Shao held various positions at JP Morgan Chase & Co. (“JP Morgan”), a financial services company, including roles such as chairman and chief executive officer of JP Morgan China and vice chairman of JP Morgan Asia Pacific. Prior to JP Morgan, he was a former partner at Linklaters LLP, a leading international law firm, for 12 years. He acted as managing partner of Linklaters of Greater China and subsequently was appointed managing partner of the Asia Pacific region. Mr. Shao obtained his master’s degree in law from the University of Melbourne in 1994. Mr. Shao brings to our Board extensive professional experience in Asia and public company board and corporate governance experience.

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William Wang Age 46 Director Since 2017

William Wang is one of the founding partners of Primavera. Prior to Primavera, Mr. Wang served as a managing director of Goldman Sachs Merchant Banking/Principal Investment Area, where he led significant successful investments in China for the group. Prior to that, Mr. Wang worked in the investment banking division and private equity group of China International Capital Corporation Limited. Mr. Wang currently serves as a director on the board of Geely Automobile Holdings Limited, a company listed on the Hong Kong Stock Exchange (stock code: 0175), and Sunlands Technology Group, a company listed on the New York Stock Exchange (NYSE: STG), in addition to directorships at Primavera’s portfolio companies. Mr. Wang obtained a master of management degree in management science and engineering from Shanghai Jiao Tong University in 2000. He brings to our Board deep knowledge and investment insights of the Chinese market.

Min (Jenny) Zhang Age 47 Director Nominee

Min (Jenny) Zhang has served as the vice-chairlady of Huazhu Group Limited (“Huazhu”), a multi-brand hotel group listed on both the Nasdaq Stock Market (NASDAQ: HTHT) and the Hong Kong Stock Exchange (stock code: 1179), since July 20, 2020. Ms. Zhang joined Huazhu in September 2007 and held various leadership positions, including as executive vice-chairlady from November 2019 to July 2020, chief executive officer from May 2015 to November 2019, president from January 2015 to May 2015, chief financial officer from March 2008 to May 2015, chief strategic officer from November 2013 to January 2015 and senior vice president of finance from September 2007 to February 2008. Ms. Zhang also serves as an independent director of LAIX Inc., an artificial intelligence company listed on the New York Stock Exchange (NYSE: LAIX). She served as an independent non-executive director of Genscript Biotech Corporation, a company listed on the Hong Kong Stock Exchange (stock code: 1548), from August 2015 to November 2018, and an independent director of OneSmart Education Group Limited, a company listed on the New York Stock Exchange (NYSE: ONE), from March 2018 to February 2020. Ms. Zhang received a master of business administration degree from Harvard Business School in 2003. Ms. Zhang will bring to our board leadership experience in a consumer-focused industry in China, extensive financial expertise and public company board experience.

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ITEM 2.    Ratification of Independent Auditor

What am I voting on?

We are asking stockholders to approve a proposal to ratify the appointment of KPMG Huazhen LLP (“KPMG”) as our independent auditor for 2021. KPMG has served as our independent auditor since 2016.

As part of its audit engagement process, the Audit Committee considers on at least an annual basis the engagement of the independent auditor. In deciding to engage KPMG as the independent auditor for 2021, the Audit Committee considered:

•	KPMG’s performance in 2020;

•	KPMG’s independence;

•	The depth and expertise of the KPMG’s audit team, including its understanding of the Company’s industry, business, operations and systems, as well as accounting policies and processes;

•	The appropriateness of KPMG’s fees;

•	A consideration of KPMG’s known legal risks and significant proceedings that may impair its ability to perform the audit; and

•	KPMG’s tenure as the Company’s independent auditor.

KPMG rotates its lead audit engagement partner every five years. The Audit Committee is directly involved in the evaluation of the lead audit engagement partner to ensure that the he or she is appropriately qualified to lead the Company’s audit. After considering the criteria set forth above, the Audit Committee believes that retaining KPMG as the Company’s independent auditor is in the best interests of the Company and its stockholders.

Will a representative of KPMG attend the Annual Meeting?

Representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present via webcast or represented by proxy and entitled to vote at the Annual Meeting.

The Audit Committee and the Board of Directors recommend that you vote FOR approval of this proposal.

What were KPMG’s fees for audit and other services for 2020 and 2019?

The following table presents fees for professional services rendered by KPMG for the audit of the Company’s annual financial statements, and fees billed for audit-related services, tax services and all other services rendered by KPMG for 2020 and 2019. All KPMG services for 2020 and 2019 were approved in advance by the Audit Committee specifically or pursuant to procedures outlined below.

	2020	2019
Audit fees(1)	$3,840,887	$2,613,403
Audit-related fees(2)	236,235	12,237
Tax fees(3)	29,253	25,905
All other fees	—	—

TOTAL FEES	$4,106,375	$2,651,545

(1)

Audit fees include fees for the audit of the annual consolidated financial statements included in the Company’s annual reports, reviews of the interim condensed consolidated financial statements included in the Company’s quarterly reports, and services related to statutory filings or engagements. Audit fees in 2020 also included audit services in connection with our global offering and secondary listing on the HKEX.

(2)	Audit-related fees include audits of certain employee benefit plans and agreed-upon procedures. Audit-related fees in 2020 also included the

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review of internal controls in connection with our global offering and secondary listing on the HKEX, which are not reported under “Audit fees.”

(3)	Tax fees consist principally of fees for tax filling assistance services.

What is the Company’s policy regarding the approval of audit and non-audit services?

The Audit Committee has implemented a policy for the pre-approval of all audit and permitted non-audit services, including tax services, proposed to be provided to the Company by its independent auditor. Under the policy, the Audit Committee may approve engagements on a case-by-case basis or pre-approve engagements on a categorical basis pursuant to the Audit Committee’s pre-approval policy. The Audit Committee may delegate pre-approval authority to one of its independent members and has currently delegated pre-approval authority up to certain amounts to its Chairperson.

In considering pre-approvals, the Audit Committee considers the nature, scope and fees of the service to be pro-

vided to the Company as well as the principles and guidance established by the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with respect to auditor independence. Services as to which a general pre-approval has been granted on an annual basis are effective for the applicable year. Any proposed service for which the estimated fees would cause the total fees for that class of service to exceed the applicable estimated fee threshold requires specific approval by the Audit Committee or its delegate.

The Principal Accounting Officer monitors the performance of all services provided by the independent auditor and determines whether such services are in compliance with this policy. The Principal Accounting Officer reports periodically to the Audit Committee with respect to compliance with this policy and the status of outstanding engagements, including actual services provided by the independent auditor and associated fees, and must promptly report to the Chairperson of the Audit Committee any non-compliance (or attempted non-compliance) with this policy of which the Corporate Controller becomes aware.

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ITEM 3.    Advisory Vote on Named Executive Officer Compensation

What am I voting on?

In accordance with SEC rules, we are asking stockholders to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement. This non-binding advisory vote is also known as the “Say on Pay” vote. This is not a vote on the Company’s general compensation policies or the compensation of the Board. At the 2020 annual meeting of the Company’s stockholders, approximately 94% of the votes cast by our stockholders were voted in approval of the compensation of our named executive officers as disclosed in the 2020 proxy statement.

Our performance-based executive compensation program is designed to attract, reward and retain the talented leaders necessary for our Company to succeed in the highly competitive market for talent, while maximizing stockholder returns. This approach has made our management team a key driver in the Company’s strong performance over both the long and short term. We believe that our compensation program has attracted and retained strong leaders, and is closely aligned with the interests of our stockholders.

In deciding how to vote on this proposal, we urge you to read the Compensation Discussion and Analysis section of this proxy statement, which discusses in detail how our compensation policies and procedures operate and are designed to meet our compensation goals and how our Compensation Committee makes compensation decisions under our programs.

Accordingly, we ask our stockholders to vote in favor of the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables and related materials included in the proxy statement, is hereby approved.”

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of shares present via webcast or represented by proxy and entitled to vote at the Annual Meeting. While this vote is advisory and non-binding on the Company, the Board of Directors and the Compensation Committee will review the voting results and consider stockholder concerns in their continuing evaluation of the Company’s compensation program.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that you vote FOR approval of this proposal.

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ITEM 4.    Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Allow Stockholders Holding 25% of the Company’s Outstanding Shares the Right to Call Special Meetings

In connection with the secondary listing of the Company’s common stock on the HKEX, the Board agreed to propose an amendment to the Company’s Amended and Restated Certificate of Incorporation to allow stockholders holding not less than 25% of the Company’s outstanding shares the right to call special meetings of stockholders (the “Special Meeting Amendment”), and if the stockholders approve the Special Meeting Amendment, to amend the Company’s Bylaws accordingly. The description in this Proposal 4 of the proposed Special Meeting Amendment is qualified in its entirety by and should be read in conjunction with the full text of the Special Meeting Amendment set forth in Article SEVENTH(b) of the proposed Amended and Restated Certificate of Incorporation, which is included as Appendix A to this proxy statement.

If this Proposal 4 is approved by our stockholders, the Board plans to adopt amendments to the Bylaws to implement the special meeting request right. The description in this Proposal 4 of the contemplated amendments to the Bylaws is qualified in its entirety by and should be read in conjunction with the full text of the contemplated amendments, which are set forth in Appendix B to this proxy statement.

Description of the Amendment to the Amended and Restated Certificate of Incorporation

Delaware law does not grant stockholders of a corporation the absolute right to call or to request that the corporation call a special meeting. Rather, it provides that special meetings of stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws of the corporation. Our Amended and Restated Certificate of Incorporation currently allows special meetings of stockholders to be called only (i) by the Board or (ii) by the Chairman of the Board, the CEO or the Corporate

Secretary, in each case with the concurrence of a majority of the Board. If this Proposal 4 is approved by stockholders, special meetings may also be called by the Corporate Secretary upon the written request of stockholders holding at least 25% of our outstanding shares of common stock and who otherwise comply with the requirements set forth in the Bylaws.

The Board believes that a 25% ownership threshold strikes an appropriate balance between giving stockholders the ability to call a special meeting to vote on important matters and protecting the interests of all Yum China stockholders and resources of Yum China. The 25% ownership threshold is also aligned with the interests of stockholders and is consistent with prevailing market practice at large U.S. public companies.

Overview of Related Changes to the Bylaws

If this Proposal 4 is approved by our stockholders, our Board of Directors will adopt amendments to the Bylaws to implement the special meeting request right, which are expected to include provisions setting forth the holding period, procedural and informational requirements described below. Our Board of Directors believes that these requirements are important to protect the long-term interests of the Company and its stockholders by deterring against the abuse of the right to request a special meeting. Among other things, these procedural and informational requirements are designed to ensure that the Company avoids duplicative and unnecessary special meetings addressing matters recently considered by stockholders or that stockholders will soon consider at an upcoming stockholder meeting. In addition, they provide certain protections so that the special meeting right is not abused by short-term stockholders, including those with special interests, and prevent them from triggering the expense and distraction of a special meeting (i) to pursue interests that are not widely shared by our stockholders or (ii) for reasons that may not be in the best interests of Yum China

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and our stockholders. These provisions are also intended to provide the Company with reasonable information regarding the identity of the requesting stockholders and the matters proposed to be addressed at the special meeting. These requirements include, without limitation:

•	The requesting stockholder(s) must have held the requisite amount of the Company’s common stock for at least one year prior to requesting the special meeting.

•	The requesting stockholder(s) must provide information demonstrating that such stockholders have continuously owned 25% or more of the Company’s common stock for at least one year.

•

The requesting stockholder(s) must provide information regarding the business proposed to be conducted at the special meeting and information regarding the requesting stockholder(s) that is generally similar to the information required in order for a stockholder to nominate directors or propose business at our annual meetings.

•

In order to avoid duplicative or unnecessary special meetings, the provisions provide for certain circumstances where a special meeting request would not be valid. For example, a special meeting cannot be requested beginning 90 days prior to the first anniversary date of the preceding annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting, or if a substantially similar item was presented at any meeting of stockholders held within 120 days prior to our receipt of the special meeting request or is included in our notice of a stockholder meeting that has been or will be called and will be held within 90 days after receipt of the special meeting request. We are also not required to call a special meeting if the proposed special meeting relates to an item of business that is not a matter on which stockholders are authorized to act under, or that involves a violation of, applicable law.

If the conditions described in the Bylaw amendments are satisfied, we would be required to hold a stockholder-requested special meeting within 90 days after receipt of proper stockholder request for the meeting. Business transacted at the meeting would be limited to the purpose(s) stated in the special meeting request, and any other matters submitted to the meeting by our Board.

After these Bylaw amendments are adopted, these provisions will be subject to further possible amendments or modifications from time to time by the Board in accordance with the amendment provisions of the Bylaws.

What vote is required to approve this proposal?

In order to be approved, this Proposal 4 requires the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Special Meeting Amendment. If the Company’s stockholders approve this Proposal 4, we intend to promptly file with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation setting forth the Special Meeting Amendment attached to this proxy statement as Appendix A, and we will adopt amendments to the Bylaws attached to this proxy statement as Appendix B to implement the special meeting request right. If the Company’s stockholders do not approve this Proposal 4, stockholders will not have the ability to request that the Company call a special meeting.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that you vote FOR approval of this proposal.

34	YUM CHINA – 2021 Proxy Statement

STOCK OWNERSHIP INFORMATION

Who are our largest stockholders?

The following table sets forth the number of shares of Company common stock beneficially owned as of March 29, 2021 by (i) beneficial owners of more than 5% of the outstanding shares of Company common stock, (ii) each of the Company’s named executive officers, (iii) each of the Company’s directors and director nominees and (iv) all of the Company’s directors and executive officers as a group.

In accordance with SEC rules, beneficial ownership includes all shares the stockholder actually owns beneficially or of record, all shares over which the stockholder has or shares voting or dispositive control and all shares the stockholder has the right to acquire within 60 days of March 29, 2021. Except as indicated in the footnotes to the table, the Company believes that the persons named in the table have sole voting and investment power with respect to all shares owned beneficially by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Shares(1)

More Than 5% Owners

Invesco Ltd.	41,897,729	(2)	10.0%
1555 Peachtree Street NE, Suite 1800
Atlanta, GA 30309

BlackRock, Inc.	29,685,927	(3)	7.1%
55 East 52nd Street
New York, NY 10055

Goldman Sachs & Co. LLC	23,919,072	(4)	5.7%
200 West Street
New York, NY 10282

Named Executive Officers
Joey Wat	416,251	(5)	*
Andy Yeung	7,926	(6)	*
Johnson Huang	110,972	(7)	*
Danny Tan	108,719	(8)	*
Aiken Yuen	32,046	(9)	*

Non-Employee Directors and Director Nominees

Peter A. Bassi	57,588		*

Christian L. Campbell	169,881	(10)	*

Ed Yiu-Cheong Chan	27,876		*

Edouard Ettedgui	28,083		*

Cyril Han	12,386		*

Louis T. Hsieh	59,669		*

Fred Hu	33,043		*

Ruby Lu	31,898		*

Zili Shao	27,980		*

William Wang	24,688		*

Min (Jenny) Zhang	—		—

Ownership of all directors and executive officers as a group (20 total)	1,284,626	(11)	*

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STOCK OWNERSHIP INFORMATION

*	Represents less than one percent

(1)	Percentage ownership is determined based on a total of 420,467,575 shares of Company common stock outstanding as of March 29, 2021.

(2)

Based on Amendment No. 2 to the Schedule 13G filed by Invesco Ltd. on February 12, 2021, which indicated that, as of December 31, 2020, Invesco Ltd. had sole voting power over 41,865,970 shares of Company common stock and sole dispositive power over 41,897,729 shares of Company common stock.

(3)

Based on Amendment No. 5 to the Schedule 13G filed by BlackRock, Inc. on March 15, 2021, which indicated that, as of December 31, 2020, BlackRock, Inc. had sole voting power over 25,046,301 shares of Company common stock and sole dispositive power over 29,685,927 shares of Company common stock.

(4)

Based on the Schedule 13G filed by The Goldman Sachs Group, Inc. on February 12, 2021, which indicated that, as of December 31, 2020, The Goldman Sachs Group, Inc. had shared voting power over 23,744,213 shares of Company common stock and shared dispositive power over 23,919,072 shares of Company common stock.

(5)	Includes 232,021 shares issuable upon the exercise of vested stock appreciation rights (“SARs”).

(6)	Includes 3,016 shares issuable upon the exercise of vested SARs.

(7)	Includes 86,688 shares issuable upon the exercise of vested SARs.

(8)	Includes 78,264 shares issuable upon the exercise of vested SARs.

(9)	Includes 28,388 shares issuable upon the exercise of vested SARs.

(10)	Includes 109,924 shares issuable upon the exercise of vested SARs. Also includes 80 shares held by Mr. Campbell’s spouse.

(11)	Includes 642,409 shares issuable upon the exercise of vested SARs.

36	YUM CHINA – 2021 Proxy Statement

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (our “CD&A”) provides an overview of our executive compensation program for 2020 and our executive compensation philosophies and objectives.

Our named executive officers (“NEOs”) consist of our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated executive officers for 2020.

For 2020, our NEOs were:

Name	Title
Joey Wat	Chief Executive Officer (“CEO”)
Andy Yeung	Chief Financial Officer (“CFO”)
Johnson Huang	General Manager, KFC
Danny Tan	Chief Supply Chain Officer
Aiken Yuen	Chief People Officer

This CD&A is divided into four sections:

Executive Summary	• Impact of COVID-19 on Our Business

• 2020 Business Overview and Performance Highlights

• Company Total Shareholder Return Performance

• Recent Compensation Highlights

• Alignment of Executive Compensation Program with Business Performance

• Pay Components

• Executive Compensation Practices

• Stockholder Engagement

Elements of the Executive Compensation Program	• Base Salary
• Annual Performance-Based Cash Bonuses

• Long-Term Equity Incentives

• 2020 Partner Long-Term Performance-Based Grants

• 2021 Chairman Grants

• Other Elements of Executive Compensation Program

• 2020 NEO Compensation and Performance Summary

How Compensation Decisions Are Made	• Executive Compensation Philosophy
• Role of the Compensation Committee

• Role of the Independent Consultant

• Competitive Market Review

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EXECUTIVE COMPENSATION

Compensation Policies and Practices	• Compensation Recovery Policy
• Equity-Based Awards Grant Policy

• Stock Ownership Guidelines

• Hedging and Pledging of Company Stock

Executive Summary

Impact of COVID-19 on Our Business

The COVID-19 pandemic has presented unprecedented challenges and has significantly impacted the Company’s operations and financial results in 2020. During the 2020 Chinese New Year holiday period, the pandemic led to same-store sales declines of 40-50% compared to the comparable period in 2019. Approximately 35% of stores were closed by mid-February 2020 at the peak of the outbreak, with significant regional differences. For restaurants that remained open, same-store sales declined due to shortened operating hours and reduced traffic, with a significant portion of stores providing only delivery and takeaway services. Operating results improved sequentially in the following three quarters of 2020, although sales continued to be impacted by reduced traffic at transportation and tourist locations, delayed and shortened school holidays, regional resurgences and the other lingering effects of the COVID-19 pandemic.

The management team led the implementation of key actions that we undertook to protect our employees, serve our customers, drive stockholder value-creation and give back to the community in connection with the COVID-19 pandemic, all of which we believe have contributed to our ability to navigate the pandemic to date. These actions included:

•

We prioritized the safety and health of our employees and customers. We supported our employees and their families by extending their holiday pay and strengthening their medical insurance coverage. Our Board members and senior executives contributed to a fund to provide additional assistance for frontline employees and their families impacted by COVID-19 as well as other emergency relief.

•	A majority of our stores remained open, and our employees and delivery riders continued to provide a critical food service in a time of crisis. For stores that were temporarily closed, we honored our commitments to our employees for scheduled hours, which allowed us to re-open the stores quickly as restrictions eased and when appropriate. Actions such as this allowed us to nimbly respond to changing circumstances and foster goodwill among our employees.

•

We leveraged our vast member platform to provide information to, and engage with, members. Our loyalty program continued to grow with over 300 million members at the end of 2020, with member sales accounting for approximately 60% of our system sales in 2020.

•

Leveraging our digital pre-order capability and strong value proposition, we captured consumer demand for delivery and takeaway. In late January 2020, we rolled out contactless delivery on our Super App at both KFC and Pizza Hut, which was well received by our customers. Delivery was crucial to driving online orders to our stores, while takeaway offered a safe alternative as dine-in services were limited or closed. Delivery sales grew rapidly and contributed to approximately 30% of Company sales in 2020, compared to approximately 21% in 2019.

•

We quickly implemented measures to control costs, including managing inventory in order to reduce write-offs, and dynamically scheduling employees to reflect reduced volumes and increased safety protocols. With the dedication of our employees across dine-in, delivery and takeaway and a strong digital platform, we were quick to adapt and tackle operational challenges, from inventory management to labor productivity improvement.

•	We provided over 170,000 free meals to many hospitals and community health centers across China.

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•

While new store openings were interrupted due to outbreak-related traffic restrictions and reduced availability of construction workers, we overcame many operational challenges to accelerate development schedule in the second half of 2020. The Company opened 1,165 new stores in 2020, marking the highest new store openings in our 33-year history of operating in China.

2020 Business Overview and Performance Highlights

2020 was an unprecedented year that tested our people, systems and capabilities. As noted above, we adjusted our operations and leveraged our digital and delivery resources to capture dine-in and off-premise opportunities. Sales and traffic recovered sequentially since the first quarter of 2020.

Despite the impact of the COVID-19 pandemic on our operations, we had strong execution against our 2020 operating plan and our 2020 performance highlights include the following:

•

We delivered a total shareholder return (“TSR”) in 2020 of 22.74%, calculated based on the 20 trading day average closing price prior to and including the start and end dates of the 2020 calendar year and assuming reinvestment of all dividends;

•	Opened 1,165 new stores during the year, bringing total store count to 10,506 across more than 1,500 cities in China;

•	Remodeled 939 stores;

•	The KFC and Pizza Hut loyalty programs exceeded 300 million members combined, with member sales accounting for approximately 60% of system sales in 2020;

•

We completed our secondary listing on the main board of the Hong Kong Stock Exchange and global offering on September 10, 2020, with net proceeds of $2.2 billion and which expanded our stockholder base in China and Asia;

•

When responding to the challenges created by the COVID-19 pandemic, our management team undertook immediate and strategic actions to protect our businesses, sales and operations. Despite the significant impact of the COVID-19 pandemic on our operations, we managed to achieve total revenues at a year-over-year decline of 6%, from $8.78 billion in 2019 to $8.26 billion in 2020;

•

With the additional measures implemented to control costs, the Company delivered Operating Profit of $961 million, compared to $901 million in 2019, with the year-over-year increase primarily due to the re-measurement gain of the Suzhou KFC acquisition and a year-over-year decline of 20% in Adjusted Operating Profit from $912 million to $732 million;

•

Net Income increased 10% to $784 million from $713 million in the prior year, primarily due to the increase in Operating Profit, Adjusted Net Income declined 16% to $615 million from $729 million in the prior year (a 19% decline excluding $75 million and $63 million net gains in 2020 and 2019, respectively, from our equity investment in Meituan); and

•

Diluted Earnings Per Common Share increased 6% to $1.95 from $1.84 in the prior year, and Adjusted Diluted Earnings Per Common Share declined 19% to $1.53 from $1.88 in the prior year (a 22% decline excluding the net gains from our equity investment in Meituan in 2020 and 2019).

See the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for a reconciliation of the most directly comparable GAAP financial measures to the non-GAAP adjusted financial measures.

Company Total Shareholder Return Performance

The Board and the Compensation Committee believe that the leadership provided by the Company’s management team was key to the Company’s execution and strong performance in 2020. In addition, since its spin-off from YUM! Brands, Inc. (“YUM”) on November 1, 2016, the Company’s TSR outperformed that of the MSCI China Index, as shown in the graph below. The graph assumes that the value of the investment in the

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EXECUTIVE COMPENSATION

Company’s common stock and the MSCI China Index on November 1, 2016 was $100 and that all dividends were reinvested, and tracks it each year thereafter on the last day of each calendar year through December 31, 2020. Under such assumption, the Company delivered a TSR of 19.47% in 2020 and 124.55% since its spin-off.

The Company delivered a TSR of 22.74% in 2020, calculated based on the 20 trading day average closing price prior to and including the start and end dates of the 2020 calendar year and assuming reinvestment of all dividends.

Recent Compensation Highlights

As part of its ongoing review of the executive compensation program and after considering market practices, input from the Compensation Committee’s compensation consultant and stockholder feedback, the Compensation Committee implemented the changes set forth below to the Company’s executive compensation program. Certain of these compensation changes were made in response to the pandemic and its resulting impact.

•

Voluntary Salary Reductions to Address Impact of COVID-19—During 2020, our Board members and senior executives, including the NEOs, agreed to voluntarily forgo 10% of their base compensation during the period of April 2020 to December 2020 as contributions to fund additional assistance for frontline employees and their families impacted by COVID-19 as well as other emergency relief.

•

Supplemented Annual Incentive Program Performance Measures to Address the Impact of COVID-19—In July 2020, the Compensation Committee considered the impact of the COVID-19 pandemic on the Company’s operations and the restaurant industry in general, and the shifting consumer demand from dine-in services to delivery and takeaway services. To further incentivize the capturing of market opportunities in takeaway and delivery, the Compensation Committee evaluated whether any adjustments to the 2020 annual incentive plan were necessary in order to continue to incentivize and reward actions designed to support critical strategies and long-term value creation, including strategies designed to help the Company navigate through the pandemic and emerge as an innovative and strong market leader.    On July 16, 2020, the Compensation Committee determined that it was in the best interests of the Company and its stockholders to supplement the annual performance metrics with additional key performance indicators (“KPIs”) as well as a relative total shareholder return (“rTSR”) measure. These KPIs were viewed as supportive of the Company’s long-term strategy and the creation of stockholder value and the Compensation Committee believed that performance against these measures would reflect the extent of the Company’s success in the execution of its operating plan after the outbreak of COVID-19. Specifically, the KPIs measured the Company’s ability to grow non-dine-in transactions, capture the market, contain costs, and increase stockholder value.

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•

2021 Chairman Grants—In February 2021, the Compensation Committee awarded three-year cliff-vesting RSU awards to select Company executive officers and employees. These awards are intended to provide recognition for exemplary individual leadership demonstrated by select executives and employees during 2020, in particular in resolving many novel and complex regulatory issues to execute the Company’s secondary listing on the Hong Kong Stock Exchange and navigating the Company through the COVID-19 crisis. While in the midst of the constraints of a global pandemic, we completed the listing on an accelerated timeframe, resulting in the Company being the first Delaware and non-TMT company to qualify as an innovative company and successfully list on the Hong Kong Stock Exchange. The secondary listing on the Hong Kong Stock Exchange raised net proceeds of $2.2 billion and expanded the Company’s stockholder base in China and Asia. Among the NEOs, Ms. Wat and Mr. Yeung were selected as recipients of the Chairman long-term equity grant. While these awards were granted in recognition of the significant individual achievements and leadership displayed by recipients during 2020, the Compensation Committee elected to deliver the Chairman grants as RSUs that cliff-vest on the third anniversary of the grant date to incentivize retention over this three-year period.

•

Incorporate ESG Metrics into 2021 Annual Incentive Program—Management and the Board have engaged in extensive discussions regarding how to further incentivize and assess performance with respect to specific ESG, Sustainability and Human Capital Management initiatives. Beginning with the 2021 annual incentive program, ESG measures will be incorporated into the KPIs that are used to determine the individual performance factor for each leadership team member. Depending on their roles and responsibilities, leadership team members will be required to reflect ESG in their performance goals, against which the Committee will assess their performance in these areas. As such, the NEOs’ performance on ESG-related areas could significantly impact payouts under the Company’s 2021 annual incentive program.

•	Expanded Recipients of Annual PSU Grants—Since 2018, the CEO’s annual equity grant has been delivered in the form of equally weighted PSUs and SARs while the Company’s other NEOs generally received an equal mix of SARs and time-based RSUs. Beginning with the 2020 annual equity grants, the PSU program has been expanded to include all of the Company’s executive officers, with a 2020 annual equity grant in the form of SARs and PSUs. As a result of this change, the entire portion of the annual equity grant is considered by the Compensation Committee to be performance-based. The 2020 PSUs will vest based only on the Company’s achievement of performance goals relating to growth in total revenue adjusted to exclude certain items for the purpose of the Annual PSU Grants (“Adjusted Total Revenue Growth”) and growth in diluted earnings per common share adjusted to exclude certain items for the purpose of Annual PSU Grants (“Adjusted Diluted Earnings Per Common Share Growth”), with a rTSR payout modifier based on our performance against the MSCI China Index. The SARs will realize value only to the extent the Company’s stock price increases from the date of grant.

•

Expanded Performance Metrics Used under the LTI Program—Beginning with the 2020 PSU grants, vesting will be determined based on three performance measures (Adjusted Total Revenue Growth, Adjusted Diluted Earnings Per Common Share Growth and rTSR) as compared to our prior practice of using rTSR as the sole performance measure under our PSU program. The Compensation Committee believes that this combination of metrics strikes an appropriate balance with respect to incentivizing top-line growth, profitability and stock price performance.

•

February 2020 Partner PSU Awards—As further described below in the “2020 Partner Long-Term Performance-Based Grants” section, the Compensation Committee endorsed the design of special PSUs (the “Partner PSU Awards”), and approved, on February 7, 2020 a grant of Partner PSU Awards to select employees of the Company and its subsidiaries who were deemed critical to the Company’s execution of its strategic operating plan, including each of the NEOs. The Partner PSU Awards will vest only if threshold performance goals relating to stock price, growth in Adjusted Total Revenue Growth, growth in EBITDA adjusted to exclude certain items for the purpose of Partner PSU

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EXECUTIVE COMPENSATION

Awards (“Adjusted EBITDA Growth”), and transformational objectives are achieved over a four-year performance period commencing on January 1, 2020 and ending on December 31, 2023. The Partner PSU Awards also include non-competition and non-solicitation restrictive covenants. The Partner PSU Awards were granted to (i) address increased competition from new retail platform companies in China as well as other startup companies and the existing pay gap between the Company’s executive compensation program and the relevant competitive market, (ii) incentivize an entrepreneurial mindset and transformational performance that the Compensation Committee believes will contribute to business growth and exceptional stockholder value creation and (iii) facilitate long-term retention, which has become increasingly important in light of senior leadership changes over the past several years.

Alignment of Executive Compensation Program with Business Performance

Attracting, motivating and retaining talented executives is critical to our success, and our executive compensation program is designed to support this objective. The Company’s executive compensation program is structured to support the long-term sustainable growth of the Company and create value for stockholders by aligning our executives with business performance goals. As such, the Compensation Committee reviews and endorses performance goals that are deemed central to the Company’s business performance and stockholder value creation. Specifically, the Compensation Committee has selected performance goals under the Company’s 2020 incentive programs that are based on metrics such as operating profit, same store sales, new builds, customer satisfaction, total shareholder return, revenue growth, earnings per share growth, and other key performance indicators described in greater detail below. These performance goals comprise an overall executive compensation program that the Compensation Committee believes appropriately reflects the Company’s emphasis on increasing profitability and revenue, enhancing customer experience and creating stockholder value.

While the Compensation Committee’s practice has been to establish and communicate goals at the beginning of each year, the Compensation Committee also retains flexibility to modify the Company’s executive compensation program when circumstances warrant in order to continue to incentivize actions to drive operational performance and long-term strategies. For 2020, the Compensation Committee incorporated additional performance factors to be considered when determining annual incentive compensation in light of the impact of COVID-19 on the Company and the unprecedented challenging business environment on the economy in general and the restaurant industry in particular that had caused a shifting consumer demand from dine-in services to delivery and takeaway services. To further incentivize the capturing of market opportunities in takeaway and delivery, the Compensation Committee approved additional team performance factors in order to continue to incentivize and reward actions designed to support critical strategies and long-term value creation, including strategies designed to help the Company navigate through the pandemic and emerge as an innovative and strong market leader. The Compensation Committee believes that maintaining this flexibility allows the Company to appropriately reward performance in areas deemed critical to the Company’s long-term strategy.

The following chart provides an overview of the 2020 target total direct compensation program applicable to our CEO, consisting of base salary, annual performance-based cash incentives (i.e., short-term incentives, or “STI”), and long-term equity incentives (“LTI”). As demonstrated by the following chart, 2020 compensation for our CEO was heavily weighted toward variable pay elements, and such elements represented approximately 85% of the 2020 annual target compensation for Ms. Wat (consisting of the target payout opportunity under the cash bonus plan, target annual PSUs and stock-settled SARs). For purposes of this calculation, we have excluded the Partner PSU Awards described below, as such grants do not represent an annual component of the Company’s executive compensation program.

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2020 CEO Target Compensation Mix

Pay Components

The Company’s executive compensation program has three primary pay components: (i) base salary; (ii) annual performance-based cash bonuses (i.e., short-term incentives); and (iii) long-term equity awards. We believe that these key elements are aligned with the Company’s compensation philosophy and objectives, as illustrated in the following table.

Objective	Base Salary	Annual Performance- Based Cash Bonuses	Long-Term Equity Incentives

Attract and retain the right talent to achieve superior stockholder results — Competitive total reward program structure that enables pay to vary based on role, responsibility, experience, market value and future potential of talent in order to drive superior results year over year.

	X	X	X

Reward performance — Motivate both short-term and long-term performance through annual and long-term equity programs. A majority of NEO annual target compensation is performance-based or variable and, therefore, at-risk.

		X	X

Emphasize long-term value creation — The Company’s belief is simple: if it creates long-term value for stockholders, then it shares a portion of that value with those responsible for the results. SARs and PSUs focus on the long-term performance of the Company and directly align the interests of the recipients with those of the Company’s stockholders.

X
Drive ownership mentality — We require executives to invest in the Company’s success by owning a substantial amount of Company stock.			X

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Executive Compensation Practices

The Compensation Committee reviews on an ongoing basis the Company’s executive compensation program to evaluate whether it supports the Company’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation philosophy and objectives:

Our Executive Compensation Practices
✓

We deliver a significant percentage of annual target compensation in the form of variable compensation tied to performance, with 85% of Ms. Wat’s 2020 annual target compensation in the form of variable pay elements

✓	We deliver a significant portion of total compensation in the form of equity

✓	We have multi-year vesting periods for equity awards

✓	We perform market comparisons of executive compensation against a relevant peer group, recognizing the different geographic regions where executives are sourced and recruited

✓	We use an independent compensation consultant reporting directly to the Compensation Committee

✓	We have double-trigger vesting for equity awards in the event of a change in control under our long-term incentive plan

✓	We maintain stock ownership guidelines, which includes a retention requirement until the guideline is achieved

✓	We maintain a compensation recovery policy

✓	We maintain an equity-based awards grant policy specifying pre-determined dates for annual equity grants

✓	We hold an annual “say on pay” vote

✓	We maintain an annual stockholder engagement process

✓	Our Compensation Committee regularly meets in executive session without any members of management present

X	We do not pay dividends or dividend equivalents on PSUs unless and until they vest

X	We do not allow repricing of underwater SARs under our long-term incentive plan without stockholder approval

X	We do not allow hedging, short sales or pledging of our securities

X	We do not allow backdating of SARs

Stockholder Engagement

In its compensation review process, the Compensation Committee focuses on structuring the executive compensation program to serve the interests of our stockholders. In that respect, as part of its ongoing review of our executive compensation program, the Compensation Committee considered the approval by approximately 94% of the votes cast for the Company’s “say on pay” vote at our 2020 Annual Meeting of Stockholders. Although the Compensation Committee was pleased with this favorable outcome and interpreted this level of support as an endorsement by our stockholders of our executive com-

pensation program and policies, the Compensation Committee continuously evaluates program design and considers adjustments to the Company’s compensation program based on stockholder feedback, market practices and other considerations in order to deliver a program designed to be aligned with our business strategy, the creation of long-term value and our stockholders’ interests.

During 2020, the Company reached out to its 25 largest stockholders (which represented more than 50% of the Company’s outstanding shares) to solicit feedback on a

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variety of corporate governance matters (including with respect to executive compensation), and the Company held discussions with all stockholders who accepted an invitation. Management shared this stockholder feedback with the Compensation Committee for its consideration in designing the Company’s executive compensation program.

Based on feedback received during the Company’s stockholder engagement efforts over the past several years, the Compensation Committee approved the following changes to the Company’s executive compensation program:

•	Expanded Use of PSUs—Beginning in 2020, the Compensation Committee expanded the PSU program to include all NEOs.

•

50% of Equity Compensation Delivered as PSUs—Beginning with the 2020 annual PSU grants, the NEOs’ annual equity awards are delivered in the form of PSUs and SARs, each weighted 50%, with the PSUs vesting based on the achievement of

pre-established performance goals and the SARs only delivering value if the stock price appreciates from the grant date.    By replacing the RSU component with PSUs, the Compensation Committee considers the entire portion of the annual equity grant to be performance-based.

•

Expanded Performance Metrics Used under the LTI Program—Beginning with the 2020 PSU grants, vesting will be determined based on three performance measures (Adjusted Total Revenue Growth, Adjusted Diluted Earnings Per Common Share Growth and rTSR) as compared to our prior practice of using rTSR as the sole performance measure under our PSU program.

•

Incorporate ESG Metrics into 2021 Annual Incentive Program— As noted above, beginning with the 2021 annual incentive program, ESG measures will be incorporated into the key performance indicators that are used to determine the individual performance factor for each leadership team member.

Elements of the Executive Compensation Program

The Company’s 2020 executive compensation program consists of three primary pay components: (i) base salary; (ii) annual performance-based cash bonuses (i.e., short-term incentives); and (iii) long-term equity awards. The following charts demonstrate that 2020 annual target compensation for Ms. Wat, our CEO, and our other NEOs was heavily weighted toward variable pay elements. Such elements represented approximately 85% of the 2020 annual target compensation for Ms. Wat and, on average, 70% of the 2020 annual target compensation for our other NEOs (consisting of the target payout opportunity under the cash bonus plan and target annual equity grants and excluding the Partner PSU Awards and all other compensation reported in the 2020 Summary Compensation Table).

2020 CEO Target Compensation Mix	2020 Other NEOs Average Target Compensation Mix

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EXECUTIVE COMPENSATION

Base Salary

The Company provides a fixed level of cash compensation to attract and retain high-caliber talent. Base salary in the form of cash compensates executives for their primary roles and responsibilities. An executive’s actual salary is dependent on factors such as the executive’s role (including the market value of the role), level of responsibility, experience, individual performance and future potential. The Compensation Committee annually reviews salary levels of the Company’s executive officers.

As noted above, during 2020, senior executives, including the NEOs, agreed to voluntarily forgo 10% of their base compensation during the period of April 2020 to December 2020 as contributions to fund additional assistance for frontline employees and their families impacted by COVID-19 as well as other emergency relief.

Annual Performance-Based Cash Bonuses

The principal purpose of our cash-based annual incentive program is to motivate and reward short-term team and individual performance. The following is the formula used to calculate 2020 annual performance-based cash bonuses:

Base Salary	×	Target Bonus Percentage (As a % of Base Salary)	×	Team Performance Factor (0%-200%)	×	Individual Performance Factor (0%-150%)	=	Final Individual Performance Bonus Payout

Team Performance Factors

The Compensation Committee reviewed the performance measures used in the annual incentive plan to assess the program’s alignment of the incentive payouts with key performance measures of the Company’s overall business and operating segments at the time the measures were set. In reviewing the performance measures used in the annual incentive plan, the Compensation Committee considered the Company’s operational plans and strategic priorities, in light of the current and expected future operating environment. The measures described below were selected because they were viewed at the time to be key indicators of the Company’s success in executing against its business plans.

The Compensation Committee established the team performance measures, targets and weights for the 2020 bonus program at the beginning of the year after receiving input and recommendations from management and the Compensation Committee’s compensation consultant.

The team performance objectives and targets in 2020 were developed through the Company’s annual financial planning process, which took into account growth strategies, historical performance, and the existing and expected future operating environment of the Company, including the Company’s very strong performance in 2019 which reset the performance baseline to measure 2020 improvement. Because the target setting process begins in late 2019 and is completed in early 2020, these targets were set prior to the full onset of the COVID-19 pandemic.

At the time the targets were set, the performance targets were designed to be challenging but achievable with strong management performance. A leverage formula for each team performance measure magnifies the potential impact that performance above or below the performance target will have on the calculation of the annual bonus. This leverage increases the payouts when targets are exceeded and reduces payouts when performance is below target, with a threshold level of performance required in order for any bonus associated with such metric to be paid and a cap on bonus payments.

The team performance targets, actual results, weights and overall performance for each measure established at the

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beginning of 2020 for the Company’s NEOs are outlined below. The Company’s performance metrics were established as growth rate goals with 2019 as the base line measure. This methodology required performance better than in 2019 in order to receive a target payout. As such, while the Adjusted Operating Profit Growth rate goal was set below last year’s growth rate goal, such goal would still require improvement over last year’s actual results. This methodology resulted in particularly challenging goals in 2020 given that 2019 was an exceptionally strong performance year and was not impacted by the COVID-19 pandemic.

COMPANY

Team Performance Measures	Target	Actual	Earned As a % of Target	Weighting (at the beginning of 2020)	Final Team Performance
Adjusted Operating Profit Growth*	2.5%	Negative Growth Rate	0	50%	0
Same Store Sales Growth	2.8%	Negative Growth Rate	0	25%	0
System Gross New Builds**	832	1,044	200	15%	30
System Customer Satisfaction***	—	—	198	10%	19.8

FINAL COMPANY TEAM FACTOR					49.8

*

Adjusted Operating Profit Growth as a team performance measure is the adjusted operating profit growth, excluding the impact from the acquisition of Huang Ji Huang, the launch of Lavazza and foreign exchange rate. The impact from the acquisition of Huang Ji Huang and the launch of Lavazza were excluded to allow adjusted operating profit growth to be calculated on a comparable basis with 2019. We also excluded the effects of RMB to USD translations (either positive or negative) because we believe that changes in the foreign exchange rate can cause Operating Profit Growth to appear more or less favorable than business results indicate.

**

The Compensation Committee excluded Huang Ji Huang and Lavazza, when determining the Company’s target and actual results for the System Gross New Builds performance measure because the Lavazza business remains in an initial testing stage, with the Company’s annual plans for new builds subject to change, and Huang Ji Huang was acquired after the setting of the performance targets.

***

System Customer Satisfaction is measured based on feedback obtained from customers through online customer surveys. For the Company, this goal is measured on an aggregate basis for all of the Company’s brands.

In light of the impact of the COVID-19 pandemic, beginning in May 2020, the Compensation Committee began to re-evaluate the 2020 annual incentive plan and acknowledged that the unprecedented challenging business environment on the economy in general and the restaurant industry in particular had caused a shifting consumer demand from dine-in services to delivery and takeaway services. This shift in services and the impact of the pandemic made the achievement of the team performance targets described above significantly more challenging than was originally intended. To further incentivize the capturing of market opportunities in takeaway and delivery, the Compensation Committee evaluated whether any Team Performance Factor adjustments were necessary to the 2020 annual incentive plan in order to continue to incentivize and reward actions designed to support critical strategies and long-term value creation, including strategies designed to help the Company navigate through the pandemic and emerge as an innovative and strong market leader. Specifically, the Compensation Committee wanted to support the following strategies, which would be critical to the Company’s success in successfully responding to the pandemic: implementing end to end digitalization; deepening the B2B ecosystem; accelerating delivery and business-to-business opportunities; and expanding new retail businesses, with the goal of motivating transformative actions to grow the business post-pandemic.

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EXECUTIVE COMPENSATION

In its review, the Compensation Committee discussed a number of alternatives, including the use of a discretionary year-end adjustment to recognize the strategic achievements and replacing the performance goals entirely. The Compensation Committee determined that it was still appropriate to use the initial goals set at the beginning of the year to determine annual incentive payouts in order to hold management accountable to such goals, but with such goals supplemented with additional KPIs as well as a rTSR measure to help motivate management to focus on critical strategies discussed above that were deemed essential to the Company’s ability to operate in the COVID-19 environment and which were deemed supportive of long-term value creation and aligned with stockholder interests. At the time, the Compensation Committee determined to establish a performance framework for evaluating the supplemental KPIs, which included target goals.

After reviewing feedback from management regarding the KPIs as well as input from the Compensation Committee’s compensation consultant, in July 2020, the Compensation Committee approved (i) the maintaining of the original KPIs to hold participants accountable to such goals, but with a reduction in the weighting of the team performance factors described above from 100% to 35% of the team factor weighting, (ii) the introduction of six supplemental KPIs, accounting for 35% of the team factor weighting in order to motivate strategic actions designed to help the Company navigate through the pandemic and emerge as an innovative and strong market leader, and (iii) the introduction of a rTSR metric, accounting for the remaining 30% of the team factor weighting, as illustrated in the following graphic:

*

Based on the achievement of the original team performance measures discussed above and the adjusted weighting approved in July 2020, the final team performance factor for the original KPIs was 17.5 (team performance factor of 49.8 multiplied by adjusted weighting).

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The Compensation Committee determined that this combination of performance metrics was appropriate to motivate management to focus on the successful execution against the Company’s operational plan during this challenging time and, at the same time, were aligned with the Company’s strategic priorities in order to position the Company as a strong market leader.

The six new KPIs approved by the Compensation Committee in July 2020 are set forth in the table below. Four of the KPIs (Digital, B2B Ecosystem, KFC Delivery Sales Growth and Pizza Hut Non-Dine-In Transactions) were aligned with the Company’s strategy of exploring new growth opportunities given the reduced dine-in traffic during 2020 and were deemed essential to the Company’s ability to navigate the COVID-19 pandemic and emerge as a strong market leader. The cost control measure was viewed as a critical measure to protect operating margin and profitability. Finally, the market penetration factor was viewed as a strong factor contributing to the Company’s long-term growth. The KPIs were designed to motivate the NEOs to achieve strategically important goals that were also designed to be challenging but attainable with strong management performance.

Key Performance Indicator	Target	Actual	Performance v. Target	Weighting
Market Penetration*	*	*	on target	25%
Digital**	60.0%	60.2%	on target	15%
B2B Ecosystem***	920	1,015	above target	10%
KFC Delivery Sales Growth****	38.0%	41.9%	above target	25%
Pizza Hut Non-Dine-In Transactions*****	42.0%	45.2%	above target	15%
Cost Control******	-10.0%	-12%	above target	10%

*

Market Penetration measures the Company’s total store count as a percentage of the total store count of the Company and its key peer companies. The Company is not disclosing this goal due to the competitively sensitive nature of such goal. The goal was designed to be challenging but achievable with strong management performance.

**	Digital measures digital member sales for the KFC and Pizza Hut brands as a percentage of total system sales.

***	B2B Ecosystem measures the Company’s total business-to-business gross merchandising value in millions of U.S. dollars.

****	KFC measures the year-over-year delivery sales growth of our KFC brand.

*****	Pizza Hut measures the percentage of sales of our Pizza Hut brand that are attributable to non-dine-in transactions.

******	Cost Control measures actual general and administrative expenses for 2020 compared to the Company’s operating plan for the year.

Based on an assessment of performance, the Committee assigned 40 points to the achievement of the six new KPIs. This performance assessment reflected the Company’s overall strong performance in these categories in the challenging COVID-19 environment, as evidenced by the on target and above target attainment levels.

In July 2020, the Compensation Committee also determined to include rTSR as a supplemental Team Perfor-

mance Factor in the adjusted annual incentive program. The Compensation Committee determined that rTSR was viewed as a core measure to evaluate the Company’s performance and stockholder value creation. In addition, the use of rTSR was viewed as appropriate in light of the unpredictable operating environment as a result of the COVID-19 pandemic. In making this decision, the Compensation Committee also considered the fact that the rTSR performance measure was in addition to the abso-

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lute performance goals, both in terms of the original KPIs and the supplemental business transformation KPIs introduced in July 2020, in order to strike an appropriate balance in 2020 with respect to incentivizing financial, operational, transformational and TSR performance.

The rTSR portion of the annual incentive program was to be paid out based on the Company’s 2020 rTSR perfor-

mance as compared to the constituents of the MSCI China Index as of January 1, 2020 in accordance with the schedule set forth below. Based on the Company’s TSR performance of 22.74% and a corresponding percentile ranking at the 57th percentile, the TSR team performance factor was 32 points based on the weighting assigned to the TSR performance metric (TSR vesting level of 106.77% of target multiplied by the TSR weighting).

	YUMC TSR v. Constituents of MSCI CHINA INDEX*
Percentile Ranking Achieved	<40th	40th	55th	85th	Actual
Proportion of Target Award Vesting	0%	50%	100%	200%	106.77%

*	Calculated based on the 20 trading day average closing price prior to and including the start and end dates of the 2020 calendar year and assuming reinvestment of all dividends.

Based on the achievement of the Team Factor performance goals, including the original and supplemental KPIs and the rTSR metric discussed above, the Compensation Committee determined a Team Performance Factor of 90%.

Individual Performance Factors

In February 2020, the Compensation Committee established the performance goals that would be used to determine the Individual Performance Factor for the CEO and provided input on the performance goals set by the CEO for the other NEOs, which would subsequently be used by the CEO to recommend the Individual Performance Factor for each NEO. As part of the Company’s annual performance evaluation process, the CEO, after having received input from the Compensation Committee and after consultation with each NEO, establishes that NEO’s performance objectives for the coming year, which are ultimately approved by the Compensation Committee. These performance objectives are not intended to be rigid or formulaic, but rather to serve as the framework upon which the CEO evaluates the NEO’s overall performance.

These annual performance goals generally fell within the performance categories of mitigating the impact of the COVID-19 pandemic, increasing stockholder returns, accelerating the growth of our brands, driving new business initiatives, and building people capabilities and organizational strength and resilience. Under each performance goal category, each NEO has a number of underlying pre-established goals against which the NEO’s performance is assessed to determine whether the NEO has achieved the overall performance goal. The evaluation of an executive’s performance relative to these goals is inherently subjective, involving a high degree of judgment based on the CEO’s observations of, and interactions with, the executive throughout the year. As an additional input to the evaluation of an executive’s performance, the CEO assesses the overall performance of the Company in light of the dynamics of the China market. As a result, no single performance goal or group of goals is determinative for the CEO’s evaluation of the executive’s performance.

The above evaluation provides the basis for the CEO’s recommendation to the Compensation Committee for the executive’s Individual Performance Factor. The Compensation Committee then meets with the CEO and discusses the CEO’s recommendations and meets separately in executive session to discuss the CEO’s recommendations and make a determination of the Individual Performance Factor for the NEOs, excluding the CEO.

The Compensation Committee applies similar factors in determining the Individual Performance Factor for the CEO. The Compensation Committee meets in executive session to discuss the CEO’s individual performance and then consults with the Chairman of the Board for their collective determination of the CEO’s Individual Performance Factor. The evaluation of the CEO’s overall performance relative to these factors is also inherently

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subjective, involving a high degree of judgment. The Compensation Committee and the other independent directors assess the overall performance of the Company in light of the dynamics of the China market in which the Company operates. As a result, no single performance goal or group of goals is determinative for the evaluation of the CEO’s performance.

The use of Individual Performance Factors provides the Company with a degree of flexibility (applied reasonably and in moderation by the Compensation Committee) to reward contributions to strategic business initiatives and the building of organizational capabilities supportive of the creation of long-term value.

Based on the foregoing, the Compensation Committee assigned 2020 Individual Performance Factors for the NEOs ranging from 100% to 150%, as described below under “2020 NEO Compensation and Performance Summary.”

Long-Term Equity Incentives

The Company provides long-term equity compensation to its executives to encourage decision-making that creates long-term sustainable stockholder value. In determining the size of the annual equity awards, the Compensation Committee considers the following:

•	Prior year individual and team performance;

•	Expected contributions in future years;

•	The market value of the executive’s role compared with similar roles in the Company’s peer group, based on compensation survey data; and

•	Achievement of the Company’s stock ownership guidelines.

Beginning with the 2020 annual equity grants, the PSU program has been expanded to include each of the NEOs, resulting in 2020 annual equity grants in the form of SARs and PSUs, equally weighted. As a result of this change, the entire portion of the annual equity grant is considered by the Compensation Committee to be performance-based as the PSUs will vest based only on the Company’s achievement of performance goals relating to Adjusted Total Revenue Growth and Adjusted Diluted Earnings Per Common Share Growth, with a rTSR payout modifier, and the SARs will realize value only to the extent the Company’s stock price increases from the date of grant.

The SARs vest annually in equal installments of 25%, beginning on the first anniversary of the grant date and generally subject to continued employment through the applicable vesting date. The exercise price of each SAR grant is based on the closing market price of the underlying Company stock on the date of grant.

The annual PSU grants (the “Annual PSU Awards”) are designed to incentivize each NEO’s performance over the January 1, 2020 to December 31, 2022 performance period and to further align their interests with the interests of our stockholders. The Annual PSU Awards will vest based on the achievement of performance goals relating to Adjusted Total Revenue Growth (with a weighting of 60%), Adjusted Diluted Earnings Per Common Share Growth (with a weighting of 40%), and a rTSR payout modifier. The Adjusted Total Revenue Growth and Adjusted Diluted Earnings Per Share Growth goals use the 2019 results as a baseline from which to measure growth. Given 2019 performance and the Company’s operating plan over the three-year performance period, the Adjusted Total Revenue Growth and Adjusted Diluted Earnings Per Share Growth performance goals were designed to be challenging but achievable with strong management performance. If the Company outperformed or underperformed the MCSI China Index by 20%, then the number of PSUs that would vest based on the Company’s Adjusted Total Revenue Growth and Adjusted Diluted Earnings Per Common Share Growth performance would be increased or decreased by 20% based on the Company’s rTSR. Based on performance, vesting may range from 0% to 240% of the target number of shares subject to the Annual PSU Awards

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The PSU program was first used by the Company in 2018 and 2020 represented the final year of the 2018-2020 performance period for Ms. Wat’s 2018 PSU award. Ms. Wat served as the Company’s CEO for nearly the entire performance period. Under the 2018 PSU program, Ms. Wat’s 2018 PSUs would be settled in shares of our common stock based on our rTSR performance over the 2018-2020 performance period relative to the 149 companies in the MSCI International China Index as of January 1, 2018. Under the program, payout would be capped at target if the Company’s TSR was negative over the three-year performance period.

		Threshold	Target	Maximum
TSR Percentile Rank Achieved	<30%	30%	55%	85%
Proportion of Target Award Vesting*	0%	35%	100%	200%

*	Vesting proportion for performance between performance levels would be determined based on linear interpolation.

Based on the Company’s 44.76% TSR performance during the three-year performance period, the Company ranked at the 79th percentile as compared to the TSR performance of the active constituents of the MSCI International China Index at the end of the performance period, resulting in 181.27% of the target PSUs and dividend equivalents vesting, or 111,489.79 shares of our common stock.

2020 Partner Long-Term Performance-Based Grants

The Compensation Committee supplemented the executive compensation program in 2020 to include an award of PSUs in the form of the Partner PSU Awards to select employees of the Company and its subsidiaries, including the NEOs, who were deemed critical to the Company’s execution of its strategic operating plan. The Compensation Committee determined that these Partner PSU Awards were necessary to:

•

Address Increased Competition and the Existing Pay Gap—The Company is increasingly competing for executive talent with new food retail platform companies in China as well as other startup companies. The Company, with a proven and successful track record, is prominent in the restaurant and retail industry in China. Competitors in the new retail space, including startups considering United States or overseas listing, are increasingly competing for executive talent with deep knowledge of both the United States and China market practices and regulatory environments. These competitors often offer compensation programs with significant one-time equity grants, which is a common practice in the Chinese executive compensation market. This increased competition and the related new-hire offers of significant one-time equity grants, coupled with an already challenging market for executive talent, has created a pay gap for the Company’s leadership team as compared to the competitive market and has posed significant challenges to the Company’s ability to retain and motivate the Company’s visionary and entrepreneurial leadership team. In 2019, four executive team members left the Company and joined startups or companies with new retail platforms preparing for overseas listing. The Compensation Committee believes that the Partner PSU Awards will help address the existing pay gap, are responsive to the compensation packages offered by this increased competition, including the practice of granting significant one-time equity grants, and are designed to create an entrepreneurial mindset.

•

Motivate Transformational Performance—The Compensation Committee determined that the Partner PSU Awards were particularly important as the Company is at a strategic inflection point as it executes on its vision to become the world’s most innovative pioneer in the restaurant industry. Specifically, the Partner PSU Awards are designed to support the execution of the Company’s multi-year strategic operating plan, focusing on the transformation and reengineering of the Company’s strong casual dining businesses and expanding their monetization capabilities by deepening the connections with customers, suppliers, distributors and business partners via the Company’s end-to-end digital ecosystem. The Company believes that integrating offline restaurants with online presence and its leadership in digital, data and delivery are crucial to building

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a transformational business model aimed at meeting the evolving needs of its customers. The Partner PSU Awards have been designed to incentivize an entrepreneurial mindset and transformational performance that the Compensation Committee believes will contribute to business growth and exceptional stockholder value creation.

•

Encourage Long-Term Retention—Over the past several years, the Company has experienced a number of senior leadership changes. The Board is committed to building an organization with continuity in its leadership. In designing the award, the Compensation Committee considered, in particular, the challenges associated with attracting and retaining high-quality leadership over the long-term to manage the complexities of the Company’s business. The Committee sought to structure an award that would incentivize longer-term retention.

The Compensation Committee evaluated a number of alternatives to structure this special incentive in a way to address the pay gap as compared to the competitive market and to serve as a meaningful incentive for retention and the execution of the Company’s strategic operating plan. With advice from the Compensation Committee’s independent compensation consultant, the Compensation Committee determined that the best way to retain key leaders for at least the next four years was to provide them with a compelling upside compensation opportunity, beyond the Company’s regular long-term incentive programs, that would motivate them to achieve the Company’s strategic priorities, including growth of the business and continued execution of innovation and strategy. These grants are intended to provide value to the executive officers only if the Company successfully executes on its strategic operating plan, which the Compensation Committee believes will contribute to a significant increase in stockholder value. Given the unique nature of these grants, the Compensation Committee has committed not to grant similar, special grants of performance units during the performance period, although award recipients will continue to receive equity awards as part of the Company’s regular annual program.

Accordingly, in February 2020, the Compensation Committee approved the long-term Partner PSU Awards to the NEOs. On the grant date, Partner PSU Awards with an aggregate grant date fair value, assuming target performance, were granted to the NEOs as follows: Ms. Wat, $12,000,000; Mr. Yeung, $2,000,000; Mr. Huang, $2,000,000; Mr. Tan, $1,500,000; and Mr. Yuen, $1,500,000. With the annualized value of the Partner PSU Awards over their four-year performance period, target total direct compensation for Ms. Wat would be positioned at approximately the median of that of the compensation peers and between approximately the lower quartile and median of the relevant market for the other NEOs.

These long-term Partner PSU Awards will vest only if threshold performance goals relating to stock price (weighted 55%), Adjusted Total Revenue Growth (weighted 20%), Adjusted EBITDA Growth (weighted 15%) and transformational objectives (weighted 10%) are achieved over a four-year performance period, commencing on January 1, 2020 and ending on December 31, 2023. Target vesting with respect to the stock price trigger will not occur unless the Company’s stock price is at least $80.00 measured as the trailing 60-day average closing price, with threshold vesting and maximum vesting occurring based on average stock prices equal to $60.00 and $100.00, respectively. The closing stock price on the date of grant was $42.71. The other performance goals were designed to be challenging but achievable with strong execution of the Company’s strategic operating plan. Adjusted Total Revenue Growth and Adjusted EBITDA Growth are set at a compound annual growth rate (CAGR) using the 2019 results as the baseline, and are aligned with the Company’s long-term growth plan to drive value creation for stockholders. Based on performance, vesting may range from 0% to 200% of the target number of shares subject to the Partner PSU Awards.

In designing the Partner PSU Awards, the Compensation Committee sought to align the interests of the recipients with the Company’s stockholders and to incentivize long-term stockholder value creation, resulting in the following features in the Partner PSU Award design:

•	4-Year Performance and Vesting Period—Even if the performance goals are achieved prior to the expiration

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of the performance period, the Partner PSU Awards remain subject to service-based vesting through the expiration of the performance period.

•

Challenging Stock Price Targets—In order to receive target payout for the award, the stock price must almost double from the closing stock price on the date of grant and threshold payout requires a 40% increase in the stock price.

•

Payout Cap to Incentivize Stock Price Performance for Duration of Performance Period—In order to incentivize stock price performance throughout the entire performance period, payout will be capped at target if the average stock price for the last 60 days of the performance period is below threshold, even if a higher stock price average was attained earlier in the performance period.

•

Termination Provisions—The awards will generally vest pro rata based on actual performance through the end of the performance period in the event of termination due to death, retirement, or termination without cause. In the event of a termination of employment by the Company without cause or by the award recipient due to good reason within two years following a change in control of the Company, the award will vest based on the greater of actual performance and target.

•

Compensation Recovery Policy—The Partner PSU Awards are subject to the Company’s Compensation Recovery Policy, which allows the Company to recover or cancel performance awards, such as the Partner PSU Awards.

•	Restrictive Covenants—The Partner PSU Awards also include non-competition and non-solicitation restrictive covenants.

2021 Chairman Grants

In February 2021, the Compensation Committee awarded three-year cliff-vesting RSU awards to select Company executive officers and employees. Among the NEOs, Ms. Wat and Mr. Yeung were selected as recipients of the Chairman long-term equity grant. These awards are intended to provide recognition for exemplary individual leadership demonstrated by select executives and employees during 2020, in particular in resolving many novel and complex regulatory issues to execute the Company’s secondary listing on the Hong Kong Stock Exchange and navigating the Company through the COVID-19 crisis. The Company considers it important to retain the flexibility to make long-term equity awards to specifically reward demonstrated individual leadership actions and behaviors that are not factored into the corporate performance goals underlying the equity awards made to our entire management team, but which still recognize individual actions and behaviors that the Company wants to encourage and foster. While these awards were granted in recognition of the significant individual achievements and leadership displayed by recipients during 2020, the Compensation Committee elected to deliver the Chairman grants as RSUs that cliff-vest on the third anniversary of the grant date to incentivize retention over this three-year period. Factors considered in awarding the Chairman Awards included:

•

Listing on the Stock Exchange of Hong Kong—Management assumed a significant amount of additional duties to resolve many novel and complex regulatory issues to execute the Company’s secondary listing on the Hong Kong Stock Exchange on an accelerated timeframe in the midst of the global pandemic to become the first Delaware and non-TMT company to qualify as an innovative company and successfully list on the exchange. The secondary listing on the Hong Kong Stock Exchange raised net proceeds of $2.2 billion and expanded the Company’s stockholder base in China and Asia.

•

COVID-19 Responsiveness—The management team led the implementation of key actions that we undertook to protect our employees, serve our customers, drive stockholder value-creation and give back to the community in connection with the COVID-19 pandemic, all of which we believe have contributed to our ability to navigate the pandemic to date. These actions included: implementing stringent health measures at our restaurants and workplaces and providing extended healthcare and other support to employees; keeping majority of our stores open even at the peak of the outbreak; launching contactless delivery, takeaway and corporate catering to support businesses during the time

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of reduced dine-in traffic; and addressing operational complexities and challenges in response to changes in regulatory requirements imposed by governmental authorities. Throughout the pandemic, management demonstrated their commitment to our long-term success by taking actions that were key to the Company’s ability to effectively navigate the pandemic and emerge even stronger, even if such actions entail certain additional costs. For example, while many of our competitors elected to lay-off employees during the pandemic, we kept employees on our payroll to allow us to recall employees as soon as possible once restrictions eased and it was appropriate to open stores. Actions such as this allowed us to nimbly respond to changing circumstances and foster goodwill among our employees. Sales and traffic recovered sequentially since the first quarter of 2020. The Company also served over 170,000 free meals to 1,450 hospitals and medical centers.

•

Strong Execution Against the Company’s Strategic Operating Plan—In the context of a challenging year without precedent, the Company delivered strong results, including the opening of 1,165 new stores, bringing total store count to over 10,500 across more than 1,500 cities in China. The KFC and Pizza Hut loyalty programs exceeded 300 million members combined, with member sales accounted for approximately 60% of system sales in 2020. Leveraging its digital and delivery capabilities, the Company continued to capture dine-in and off-premise opportunities. These priorities were aligned with the Company’s strategic operating plan in order to position the Company as a strong market leader.

The grants to Ms. Wat and Mr. Yeung have a grant date fair value of $2,500,000 and $1,600,000, respectively, and will cliff-vest on the three-year anniversary of the grant date based on continued service through the vesting date. The Compensation Committee elected to deliver the Chairman grants as RSUs rather than as cash bonuses in order to further incentivize the retention of these key contributors over the applicable vesting period and to further align their interests with the interests of our stockholders. While the Compensation Committee considered the strong contributions of these executive officers and employees to the Company’s performance during 2020 in determining these awards, these awards are considered

2021 compensation under applicable SEC disclosure rules and will be reflected in the 2021 Summary Compensation Table.

Other Elements of Executive Compensation Program

As with all Company employees, Company executive officers receive certain employment benefits. We believe the benefits we offer are an important part of retention and capital preservation for all levels of employees. Our benefits are designed to protect against unexpected catastrophic losses of health and earnings potential and provide a means to save and accumulate assets for retirement.

Post-Termination and Change in Control Compensation.

The Company provides certain post-termination and change in control compensation to help accomplish the Company’s compensation philosophy of attracting and retaining executive talent. The Compensation Committee believes change in control compensation promotes management independence and helps retain, stabilize, and focus the executive officers in the event of a change in control. Severance benefits are payable only upon a qualifying termination, which is defined as a termination by the Company without cause or by the participant due to good reason, within 24 months following the consummation of a change in control of the Company. In addition, certain post-termination compensation offered by the Company helps protect the Company’s interests as such compensation is provided in exchange for the executive officer agreeing to comply with post-termination restrictive covenants. The award agreements with respect to the Company’s outstanding equity awards also provide for pro-rata accelerated vesting in the event of certain qualifying terminations of employment. The terms of the Company’s post-termination and change in control compensation were determined after considering market data, the input of the compensation consultant and, in some cases, the negotiations of the parties.

Please see the “Potential Payments upon a Termination or a Change in Control” section below for a quantification of the amounts that would be payable to each of the NEOs in connection with a termination of employment or change in control as of December 31, 2020.

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Retirement Plans. The Company offers certain executives working in China retirement benefits under the Bai Sheng Restaurants China Holdings Limited Retirement Scheme (“BSRCHLRS”). Under the BSRCHLRS, executives may make personal contributions, and the Company provides a company-funded contribution ranging from 5% to 10% of a participating executive’s base salary. During 2020, all of our NEOs were participants in the BSRCHLRS, and each NEO received a company-funded contribution.

Medical, Dental, and Life Insurance and Disability Coverage. The Company provides benefits such as medical, dental, and life insurance and disability coverage to its executive officers through the same benefit plans that are provided to all eligible China-based employees.

Perquisites. Certain perquisites are provided to certain Company executive officers relating to overseas assignments. These perquisites are governed by the Company’s formal mobility policy, are offered on a case-by-case basis and reflect each executive’s particular circumstances while also generally reflecting market practices for similarly situated, globally mobile execu-

tives working in international companies based in mainland China. For example, the Company may offer perquisites such as housing cost subsidies, dependent education, and home leave payments to executives performing services in China. These perquisites are considered to be a necessary component of the Company’s executive compensation program in order to attract and retain high-performing executives from different countries who have the skill sets and experience to successfully manage and lead the Company in mainland China.

Prior to our spin-off from YUM, certain of our NEOs were offered tax equalization benefits as an element of their compensation. These tax equalization benefits represent legacy compensation arrangements entered into with our former parent. After the spin-off, the Compensation Committee began to phase out tax equalization benefits for the NEOs (other than certain grandfathered benefits pursuant to the legacy arrangements).

See the 2020 All Other Compensation Table in this CD&A for details regarding the perquisites received by our NEOs during 2020.

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2020 NEO Compensation and Performance Summary

Below is a summary of our NEOs’ 2020 compensation—which includes base salary, annual cash bonus, and equity awards—and an overview of our NEOs’ 2020 performance relative to the annual performance goals.

Joey Wat Chief Executive Officer

2020 Performance Summary. The Compensation Committee determined Ms. Wat’s performance to be significantly above target with an Individual Performance Factor of 150%. The Compensation Committee recognized that Ms. Wat’s foresight and leadership were critical in guiding the Company through the crisis. Ms. Wat directed an immediate strategic response plan to navigate and tackle the emerging challenges of the unprecedented pandemic, such as evolving government regulations, city lockdowns, logistics challenges and potential material write-offs. Ms. Wat demonstrated her strong leadership to transform the Company’s business focus to capture new opportunities. With the innovative “contactless delivery” model, she guided KFC and Pizza Hut to drive significant growth from their delivery and non-dine-in businesses. Ms. Wat also supported a flexible operating model to help identify and satisfy customers’ unmet needs and fast-tracked the Company’s corporate catering business. The Compensation Committee also attached importance to Ms. Wat’s building of a B2B ecosystem through collaboration with selected strategic partners, which have demonstrated promising new business opportunities. Under her oversight, the Company’s secondary listing on the Hong Kong Stock Exchange was successfully completed in September 2020, raising net proceeds of $2.2 billion and expanding the Company’s stockholder base in China and Asia. In the context of a challenging year without precedent, the Company still delivered strong results, including the opening of 1,165 new stores, bringing total store count to over 10,500 across more than 1,500 cities in China, the expansion of the KFC and Pizza Hut loyalty programs, which exceeded 300 million members combined and with member sales accounting for approximately 60% of system sales in 2020, and delivering a total shareholder return for 2020 of 22.74%. Leveraging its digital and delivery capabilities, the Company also continued to capture dine-in and off-premise opportunities. These priorities were aligned with the Company’s strategic operating plan in order to position the Company as a strong market leader.

2020 Compensation Decisions. Effective February 1, 2020, the Compensation Committee set Ms. Wat’s 2020 compensation levels after considering the advice of its compensation consultant, market practices and Ms. Wat’s individual performance.

•	Base Salary. Ms. Wat’s base salary was increased from $1,188,000 to $1,250,000.

•

Annual Incentive Plan Target and Payout Level. Ms. Wat’s annual cash bonus target increased from 130% to 150% of her base salary, resulting in a blended bonus target for the year of $1,853,825. Ms. Wat’s 2020 annual cash bonus award payout was $2,502,664, reflecting a total payout of 135% of target based on the Team Performance Factor of 90% and Individual Performance Factor of 150%.

•

Long-Term Incentive Award. Ms. Wat received an annual long-term incentive award with a grant date fair value of approximately $5,000,000 in 2020, unchanged from 2019 and delivered equally in SARs and PSUs. Ms. Wat also received a Partner PSU Award with an aggregate grant date fair value, assuming target performance, of $12,000,000.

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Andy Yeung Chief Financial Officer

2020 Performance Summary. The Compensation Committee determined Mr. Yeung’s performance to be significantly above target with an Individual Performance Factor of 140%. Mr. Yeung was recognized for his significant contribution as the overall leader for the successful completion of Company’s secondary listing on the main board of the Hong Kong Stock Exchange in September 2020. He led the team in resolving many novel and complex issues, making Yum China the first Delaware-incorporated company listed in Hong Kong, as well as the first non-TMT company to complete a secondary listing in Hong Kong as an innovative company. This global offering raised net proceeds of $2.2 billion and expanded the Company’s stockholder base in China and Asia. Mr. Yeung was instrumental in protecting the Company’s liquidity during the peak of the pandemic through a number of proactive measures, including disciplined working capital management as well as thoughtful operating and cash flow models and cash allocation guidelines. To address the sharp drop in sales particularly in the first quarter of 2020, Mr. Yeung quickly developed and orchestrated a Company-wide cost control plan, resulting in 12% in savings in general and administrative expenses for 2020 compared to the Company’s operating plan for the year.

2020 Compensation Decisions. Effective February 1, 2020, the Compensation Committee set Mr. Yeung’s 2020 compensation levels after considering the advice of its compensation consultant, market practices and Mr. Yeung’s strong individual performance since he assumed the role of CFO.

•	Base Salary. Mr. Yeung’s base salary was increased from $650,000 to $700,000.

•

Annual Incentive Plan Target and Payout Level. Mr. Yeung’s annual cash bonus target increased from 75% to 80% of his base salary, resulting in a blended bonus target for the year of $557,036. Mr. Yeung’s 2020 annual cash bonus award payout was $701,865, reflecting a total payout of 126% of target based on the Team Performance Factor of 90% and Individual Performance Factor of 140%.

•

Long-Term Incentive Award. Mr. Yeung received an annual long-term incentive award with a grant date fair value of approximately $1,200,000 in 2020, delivered equally in SARs and PSUs. Mr. Yeung also received a Partner PSU Award with an aggregate grant date fair value, assuming target performance, of $2,000,000.

Johnson Huang General Manager, KFC

2020 Performance Summary. During 2020, Mr. Huang served as General Manager, KFC. The Compensation Committee determined that Mr. Huang’s 2020 performance was on target with an Individual Performance Factor of 100%. As previously disclosed, Mr. Huang took a medical leave of absence during the year and returned from his medical leave in December 2020. Before Mr. Huang’s medical leave in 2020, he effectively led the KFC team in keeping most of the stores open even at the peak of the outbreak, while implementing safety measures for employees and customers, and capturing off-premise consumption opportunities leveraging KFC’s digital and delivery capabilities. Throughout 2020, Mr. Huang provided direction and guidance to his team in managing various complex issues, including city lockdowns, mandated store closures and potential raw material write-offs.

2020 Compensation Decisions. Effective February 1, 2020, the Compensation Committee set Mr. Huang’s 2020 compensation levels after considering the advice of its compensation consultant, market practices, Mr. Huang’s individual performance and the strong performance of KFC.

•	Base Salary. Mr. Huang’s base salary was increased from $700,000 to $740,000.

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•

Annual Incentive Plan Target and Payout Level. Mr. Huang’s annual cash bonus target was increased from 85% to 90% of his base salary, resulting in a blended bonus target for the year of $662,866. Mr. Huang’s 2020 annual cash bonus award payout was $251,021, reflecting a total payout of 38% of target based on the blended Team Performance Factor of 90% and Individual Performance Factor of 100% and pro-rated for his period of service during the year.

•

Long-Term Incentive Award. Mr. Huang received a long-term incentive award with a grant date fair value of approximately $1,200,000 in 2020, delivered equally in SARs and PSUs, as the compensation review showed that the prior year award size, which had remained unchanged from that of the year before last, was under-competitive. Mr. Huang also received a Partner PSU Award with an aggregate grant date fair value, assuming target performance, of $2,000,000.

Danny Tan Chief Supply Chain Officer

2020 Performance Summary. The Compensation Committee determined Mr. Tan’s performance to be significantly above target with an Individual Performance Factor of 130%. Mr. Tan was recognized for his significant contribution to address the many operational challenges and complexities during the pandemic, and for being a core member of the Company’s crisis management team. Under Mr. Tan’s leadership, the supply chain team overcame the global shortage at the time to secure adequate protective equipment for employees, and addressed the complex logistics issues due to city lockdowns. Mr. Tan also ensured the continuous compliance with food safety requirements and precautionary measures imposed by different levels of governments across China, both in our stores and with our supply chains. Mr. Tan also successfully led the effort in conjunction of the brand teams in minimizing raw materials write-offs at the outbreak of the pandemic. Mr. Tan led the refinement of the Company’s sustainability strategy and roadmap as well as the preparation of its sustainability report. In 2020, Yum China made significant progress on sustainability and was ranked by Dow Jones Sustainability Index (DJSI) as number one out of 30 companies in the global restaurant industry.

2020 Compensation Decisions. Effective February 1, 2020, the Compensation Committee set Mr. Tan’s 2020

compensation levels after considering the advice of its compensation consultant, market practices and Mr. Tan’s individual performance.

•	Base Salary. Mr. Tan’s base salary was increased from $630,000 to $670,000.

•

Annual Incentive Plan Target and Payout Level. Mr. Tan’s annual cash bonus target was set at 80% of his base salary, unchanged from the prior year, resulting in a bonus target for the year of $536,000. Mr. Tan’s 2020 annual cash bonus award payout was $631,166, reflecting a total payout of 118% of target based on the Team Performance Factor of 90% and Individual Performance Factor of 130%.

•

Long-Term Incentive Award. Mr. Tan received a long-term incentive award with a grant date fair value of approximately $950,000 in 2020, delivered equally in SARs and PSUs, as the compensation review shows that the prior year long-term incentive award, which had remained unchanged from the prior year, was under-competitive. Mr. Tan also received a Partner PSU Award with an aggregate grant date fair value, assuming target performance, of $1,500,000.

Aiken Yuen Chief People Officer

2020 Performance Summary. The Compensation Committee determined Mr. Yuen’s performance to be significantly above target with an Individual Performance

Factor of 140%. Mr. Yuen was in charge of coordinating the Company’s COVID-19 crisis management team. In such role, Mr. Yuen was responsible for establishing and

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implementing measures to protect the safety and health of our employees and to comply with the differentiated health tracking and reporting requirements across China. Mr. Yuen also directed timely employee communication to maintain employee morale, engagement and confidence during the unprecedented pandemic. Mr. Yuen helped re-evaluate performance objectives used for eligible employees to establish bonus programs that would serve as a strong incentive device and redirect employees to focus on key performance goals designed to address the particularly challenging environment due to the pandemic and to position the Company as a strong market leader. Mr. Yuen was also a key participant in the Company-wide cost management initiatives and worked with all functions to adjust their people planning, contributing to a 12% savings in general and administrative expenses for 2020 compared to the Company’s operating plan for the year.

2020 Compensation Decisions. Effective February 1, 2020, the Compensation Committee set Mr. Yuen’s 2020 compensation levels after considering the advice of its compensation consultant, market practices and Mr. Yuen’s individual performance.

•	Base Salary. Mr. Yuen’s base salary was increased from $518,000 to $560,000.

•

Annual Incentive Plan Target and Payout Level. Mr. Yuen’s annual cash bonus target remained at 65% of his base salary, resulting in a bonus target for the year of $364,000. Mr. Yuen’s 2020 annual cash bonus award payout was $461,599, reflecting a total payout of 127% of target based on the Team Performance Factor of 90% and Individual Performance Factor of 140%.

•

Long-Term Incentive Award. Mr. Yuen received a long-term incentive award with a grant date fair value of approximately $650,000 in 2020, delivered equally in SARs and PSUs, as the compensation review showed that the prior year annual long-term incentive award was under-competitive. Mr. Yuen also received a Partner PSU Award with an aggregate grant date fair value, assuming target performance, of $1,500,000.

•

Retention Award. Mr. Yuen received the second of two installment payments of his 2018 cash retention award in the amount of $100,566 in February 2020, based on his continued employment with the Company through the applicable payment date.

How Compensation Decisions Are Made

Executive Compensation Philosophy

A unique feature of the Company is that while it is registered in the U.S. and listed on the NYSE, it operates largely in China. As a result, knowledge and expertise of both U.S. and China regulatory regimes and business practices are required for many of the Company’s executive officers.

The Company’s executive compensation program has been designed to attract and retain the talent necessary to achieve superior stockholder results and support the long-term sustainable growth of the Company while simultaneously holding our executives accountable to continuously achieve results year after year. In addition, the program has been designed to reward performance, emphasize long-term value creation and drive an ownership mentality.

Role of the Compensation Committee

The Compensation Committee reviews and approves goals and objectives relevant to the compensation of the CEO and other executive officers, sets the compensation levels of each of the executive officers, and together with the other independent directors of the Board, approves the compensation of the CEO. The Compensation Committee’s responsibilities under its charter are further described in the “Governance of the Company” section of this Proxy Statement. While not members of the Compensation Committee, the CEO, the CFO, the Chief People Officer, and the Chief Legal Officer, when necessary, also attended meetings of the Compensation Committee in 2020 to contribute to and understand the Compensation Committee’s oversight of, and decisions relating to, executive compensation. The CEO, the CFO, the Chief People Officer, and the Chief Legal Officer did not attend portions of the meetings relating to their own compensation.

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The Compensation Committee regularly conducts executive sessions without management present. The Compensation Committee also engages in an ongoing dialog with its compensation consultant, the CEO, and the Chief People Officer for the evaluation and establishment of the elements of our executive compensation program.

Role of the Independent Consultant

During 2020, the Compensation Committee retained Mercer (Hong Kong) Limited (“Mercer”) as its independent consultant to advise it on executive compensation matters. Mercer attended Compensation Committee meetings in 2020 and provided advice and guidance to the Compensation Committee on (i) the market competitiveness of the Company’s executive pay practices and levels; (ii) the Partner PSU Awards; (iii) trends in the restaurant sector affecting executive compensation, due to the impact of COVID-19, regulatory changes, and institutional shareholder views; (iv) the incorporation of additional performance factors into the 2020 annual incentive plan in light of the impact of COVID-19 on the Company; (v) the 2021 compensation peer group; (vi) the results of equity compensation analytics and award valuations; (vii) 2021 Chairman equity awards for select Company officers; (viii) the Company’s stock ownership guidelines and retention policies; and (ix) pay disclosures, including this CD&A. The Compensation Committee has assessed the independence of Mercer pursuant to NYSE rules and conflicts of interest specifically enumerated by the SEC’s six factors, and the Company has concluded that Mercer’s work for the Compensation Committee does not raise any conflicts of interest. The Compensation Committee annually reviews its relationship with Mercer and determines whether to renew the engagement. Only the Compensation Committee has the right to approve the services to be provided by, or to terminate the services of, its compensation consultant.

Competitive Market Review

One of the key objectives of our executive compensation program is to retain and reward the right talent by providing reasonable and competitive compensation. One method that the Compensation Committee utilizes to attain this objective is by establishing a group of peer companies for comparison of executive compensation practices.

The peer group approved by the Compensation Committee based on the recommendations of Mercer consisted of companies in the restaurant, food and consumer services industries in the United States, Greater China and Europe. In addition, Mercer suggested that, for purposes of benchmarking compensation levels for NEOs other than the CEO, the peer group data be supplemented with compensation survey data to provide a broader perspective on market practices. References in this CD&A to market data refer to the peer group or survey data, as appropriate.

After considering the advice of Mercer, the Compensation Committee approved a revised peer group for evaluating 2020 compensation decisions for the NEOs, which consisted of the companies below. As part of these revisions, the Compensation Committee added Haidilao International Holding Ltd. and McDonald’s Corporation to the revised peer group because these companies operate in the same industry and are direct competitors, and removed The Gap, Inc. because it considered specialty retail to be a less relevant industry. Our peer group reflects a median market capitalization of $12.6 billion and median annual revenues of $7.9 billion, both as of June 30, 2020, and consists of 13 U.S. and 14 non-U.S. companies.

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Peer Group

Aramark Corporation

Chipotle Mexican Grill, Inc.

Compass Group PLC

Conagra Brands, Inc.

Darden Restaurants, Inc.

Domino’s Pizza, Inc.

Haidilao International Holdings Ltd.

Hilton Worldwide Holdings Inc.

Hyatt Hotels Corporation

Lenovo Group Limited

Link Real Estate Investment Trust

McDonald’s Corporation

Melco International Development

Restaurant Brands International Inc.

Sodexo S.A.

Starbucks Corporation

Techtronic Industries Company Limited

The Hershey Company

Tingyi (Cayman Islands) Holding Corp.

US Foods Holding Corp.

Want Want China Holdings Limited

WH Group Limited

Whitbread PLC

Wm Morrison Supermarkets PLC

Wynn Macau, Limited

X5 Retail Group N.V.

YUM! Brands, Inc.

Data from our 2020 peer group was supplemented by data from companies included in three executive compensation surveys conducted by Mercer in China, Hong Kong, and the U.S., size adjusted to reflect the Company’s revenue. During 2020, the Compensation Committee reviewed a report summarizing compensation levels at the 25th, 50th and 75th percentiles of the peer group and, as applicable, of the survey data for positions comparable to our NEOs. The report compared target and actual total cash compensation (base salary and annual incentives) and total direct compensation (base salary plus annual incentives plus long-term incentives) for each of the NEOs against these benchmarks. The Compensation Committee also reviewed detailed tally sheets that captured comprehensive compensation, benefits and stock ownership details.

In December 2020, the Compensation Committee revised the Company’s compensation peer group and decided to remove seven (7) companies and add seven

(7) companies so as to eliminate casino and gaming as well as food retail companies and to place greater emphasis on internet- and direct marketing retail and packaged food sectors. The Compensation Committee added Beyond Meat, Inc., China Mengniu Dairy, eBay Inc., Expedia Group, Inc., Kellogg Company, Marriott International, Inc., and McCormick & Co. and removed Hyatt Hotels Corporation, Melco International Development Limited, US Foods Holding Corp., Whitbread PLC, Wm Morrison Supermarkets PLC, Wynn Macau, Limited and X5 Retail Group N.V. The new compensation peer group consists of 17 U.S. and 10 non-U.S. peers. These changes were made in order to further align the peer group with the Company’s size and operations. This revised peer group will be used to evaluate 2021 compensation decisions. Founder CEOs at Beyond Meat, Inc., Haidilao International Holdings Ltd., and Want Want China Holdings Limited are expected to be excluded from the competitive market review.

Compensation Policies and Practices

Compensation Recovery Policy

Pursuant to the Company’s Compensation Recovery Policy, in the event of any restatement of the Company’s financial statements due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will recover or cancel any performance awards that were awarded to a current or former executive officer as a result of achieving performance targets that would not have been met under the restated results. The Company’s recovery authority applies to any performance award received by a current or former executive officer during the three most-recently completed fiscal years immediately preceding the date on which the Company is required to prepare the restatement. Under the terms of the policy, a performance award

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means any cash or equity-based award that is made, vests or is payable based wholly or in part on the results of a financial reporting measure.

Equity-Based Awards Grant Policy

The Company’s Equity-Based Awards Grant Policy provides for certain procedures with respect to the granting of equity awards, including specifying pre-determined dates for annual and off-cycle grants and specifying that the Company will not purposely accelerate or delay the public release of material information in consideration of pending equity grants. Generally, annual equity grants are effective as of the date that is two business days after the Company publicly discloses its results for the previous fiscal year.

Stock Ownership Guidelines

To align the efforts of our executives with the long-term interests of our stockholders and to reinforce their commitment to the Company’s long-term objectives, the Compensation Committee established a stock ownership and retention policy that applies to our Section 16 Officers and all members of our Leadership Team. Under the stock ownership and retention policy, the executives have a five-year period from July 1, 2017 or, if later, the date of appointment to a covered position to attain the required ownership level. During the five-year phase-in period, the executives must retain, until the required ownership guideline levels have been achieved, at least 50% of the after-tax shares resulting from the vesting or exercise of equity awards, including PSUs. If the guideline is not achieved after such five-year period, the executive officer will be required to retain 100% of after-tax shares resulting from the vesting or exercise of equity awards until the guideline is achieved.

The chart below shows stock ownership requirements as a multiple of annual base salary for our NEOs. As of the Record Date, each NEO is in compliance with the Company’s stock ownership requirements.

NEO	Stock Ownership as a Multiple of Annual Base Salary
CEO	6X
CFO	3X
General Manager, KFC	2X
Chief Supply Chain Officer	2X
Chief People Officer	2X

Hedging and Pledging of Company Stock

Under the Company’s Code of Conduct, no employee or director is permitted to engage in securities transactions that would allow such employee or director either to insulate himself or herself from, or profit from, a decline in the Company’s stock price. Similarly, no employee or director may enter into hedging transactions in Company stock. Such transactions include, without limitation, short sales as well as any hedging transactions in derivative securities (e.g., puts, calls, swaps or collars) or other speculative transactions related to the Company’s stock. Pledging of Company stock by executive officers and directors is also prohibited.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management.

Based on such review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Compensation Committee:

Ruby Lu (Chair)

Christian L. Campbell

Edouard Ettedgui

William Wang

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2020 SUMMARY COMPENSATION TABLE

The following table and footnotes summarize the total compensation awarded to, earned by or paid to the NEOs for fiscal year 2020 and, to the extent required by SEC executive compensation disclosure rules, fiscal years 2019 and 2018. The Company’s NEOs for the 2020 fiscal year are its Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option/ SAR Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)(7)

Joey Wat	2020	1,151,083	—	14,500,084	2,500,003	2,502,664	517,744	21,171,578

Chief Executive Officer	2019	1,180,667	—	2,500,031	2,500,012	4,355,208	1,634,083	12,170,001

	2018	1,041,667	—	2,500,032	2,516,929	1,635,469	2,792,279	10,486,376

Andy Yeung	2020	643,333	—	2,600,068	600,013	701,865	149,144	4,694,423

Chief Financial Officer	2019	189,895	—	1,000,030	—	322,407	29,638	1,541,970

Johnson Huang(8)	2020	516,814	—	2,600,068	600,013	251,021	209,701	4,177,617

General Manager, KFC	2019	695,833	—	440,013	440,007	1,682,635	386,480	3,644,968

	2018	644,583	—	440,007	440,011	866,775	453,540	2,844,916

Danny Tan	2020	618,431	—	1,975,039	475,001	631,166	602,913	4,302,550

Chief Supply Chain Officer	2019	624,689	—	380,023	380,013	1,313,575	666,369	3,364,669
	2018	592,990	—	380,015	380,005	554,218	1,338,085	3,245,313

Aiken Yuen	2020	517,413	100,566	1,825,078	325,011	461,599	542,754	3,772,421

Chief People Officer	2019	512,527	99,552	228,005	228,010	882,224	193,251	2,143,569

(1)

During 2020, our senior executives, including the NEOs, agreed to voluntarily forgo 10% of their base compensation during the period of April 2020 to December 2020 as contributions to fund additional assistance for frontline employees and their families impacted by COVID-19 as well as other emergency relief. The amounts reported in this column for 2020 reflect the 10% salary reduction.

(2)	The amount reported in this column for 2020 represents the second installment of a 2018 cash retention award paid to Mr. Yuen.

(3)

The amounts reported in this column for 2020 represent the grant date fair value of the Annual PSU Awards and the Partner PSU Awards granted to each of the NEOs, calculated in accordance with Accounting Standards Codification Topic 718 (“ASC 718”), Compensation—Stock Compensation. The aggregate fair value of PSU awards with performance-based conditions are based on the closing price of our Common Stock on the date of grant and the probable satisfaction of the performance conditions for such awards as of the date of grant. The fair value of PSU awards with market–based conditions has been determined based on the outcome of a Monte-Carlo simulation model. The maximum value of the 2020 PSU awards at the grant date assuming that the highest level of performance conditions will be achieved is as follows: Ms. Wat, Annual PSU Award—$5,000,037 and Partner PSU Award—$17,400,104; Mr. Yeung, Annual PSU Award—$1,200,036 and Partner PSU Award—$2,900,078; Mr. Huang, Annual PSU Award—$1,200,036 and Partner PSU Award—$2,900,078; Mr. Tan, Annual PSU Award—$950,000 and Partner PSU Award—$2,175,071; and Mr. Yuen, Annual PSU Award—$650,077 and Partner PSU Award—$2,175,071. See Note 14 to the Company’s Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2020 (the “Audited Financial Statements”) for further discussion of the relevant assumptions used in calculating these amounts.

(4)

The amounts reported in this column for 2020 represent the grant date fair value of the annual SAR awards granted to each of the NEOs, calculated in accordance with ASC 718. To compute the grant date fair value of SAR

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awards, the Company uses the Black-Scholes model with the following assumptions: risk-free interest rate of 1.5%, expected term based on historical experience of 6.5 years, expected volatility of 33.2%, and expected dividend yield of 1.1%. See Note 14 to the Company’s Audited Financial Statements for further discussion of the relevant assumptions used in calculating these amounts.

(5)

Amounts in this column reflect the annual incentive awards earned for the applicable fiscal year performance periods under the annual bonus program, which is described further in our CD&A under the heading “Annual Performance-Based Cash Bonuses.”

(6)	The amounts in this column for 2020 are detailed in the 2020 All Other Compensation Table and footnotes to that table, which follow.

(7)

Certain compensation included in the All Other Compensation column was denominated in Chinese Renminbi. Messrs. Tan and Yuen’s salaries and 2020 annual incentive and bonus awards were denominated in Hong Kong dollars. Compensation paid in Chinese Renminbi or Hong Kong dollars was converted to U.S. dollars using an exchange rate of 6.8946 and 7.7561, respectively, for disclosure purposes.

(8)

During 2020, Mr. Huang took a medical leave of absence from the Company and returned from such leave in December 2020. Mr. Huang’s 2020 base salary and annual incentive award compensation is reduced as compared to 2019 due to such medical leave.

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2020 ALL OTHER COMPENSATION TABLE

The following table and footnotes summarize the compensation and benefits included under the “All Other Compensation” column in the 2020 Summary Compensation Table that were awarded to, earned by or paid to the Company’s NEOs for the fiscal year ended December 31, 2020.

Name	Perquisites and Other Personal Benefits ($)(1)	Tax Reimbursements ($)(2)	Retirement Scheme Contributions ($)(3)	Other ($)(4)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)

Ms. Wat	148,474	176,100	124,608	68,562	517,744

Mr. Yeung	92,004	—	34,826	22,314	149,144

Mr. Huang	113,131	—	73,740	22,830	209,701

Mr. Tan	167,277	333,677	67,044	34,915	602,913

Mr. Yuen	83,679	383,907	55,965	19,203	542,754

(1)

Amounts in this column represent: for Ms. Wat, an education reimbursement ($34,340) and housing cost subsidy ($114,134); for Messrs. Yeung, Huang and Yuen, a housing cost subsidy; and for Mr. Tan, an education reimbursement ($43,703) and housing cost subsidy ($123,574). Such amounts are valued based on the amounts paid directly to the NEOs or the service providers, as applicable.

(2)

Amounts in this column for Messrs. Tan and Yuen represent legacy tax reimbursements for gains realized in 2020 on equity awards granted before 2018. For Ms. Wat, the amount consists of legacy tax reimbursements for the exercise of Yum! Brands, Inc. SARs.

(3)	This column represents contributions to the BSRCHLRS for all of our NEOs.

(4)

This column reports the total amount of other benefits provided. Such amounts, which are reflective of market practice for similarly situated global executives working in international companies based in mainland China, are paid directly to the NEOs or service providers, as applicable. Other than for certain benefits described below, none of the other benefits individually exceeded the greater of $25,000 or 10% of the total amount of these other benefits and the perquisites and other personal benefits shown in column (b) for the NEO. These other benefits consist of amounts paid for utilities, home leave expenses, transportation allowances, repatriation expense reimbursement and executive physicals. In 2020, Ms. Wat received home leave reimbursement of $29,566.

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2020 GRANTS OF PLAN-BASED AWARDS

The following table provides information on the annual incentive program that the Company’s NEOs participated in during 2020 and the SARs, Annual PSU Awards and Partner PSU Awards granted under the Company’s Long Term Incentive Plan in 2020 to the Company’s NEOs.

Name			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option/ SAR Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option/ SAR Awards ($/Sh)(3)	Grant Date Fair Value of Stock, Option and SAR Awards ($)(4)
	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Ms. Wat	—		—	1,853,825	5,561,475	—	—	—	—	—	—	—

	2/7/2020		—	—	—	—	—	—	—	187,063	$42.71	2,500,003

	2/7/2020	(5)	—	—	—	23,213	58,032	139,277	—	—	—	2,500,019

	2/7/2020	(6)	—	—	—	156,333	312,666	625,332	—	—	—	12,000,065

Mr. Yeung	—		—	557,036	1,671,108	—	—	—	—	—	—	—

	2/7/2020		—	—	—	—	—	—	—	44,896	$42.71	600,013

	2/7/2020	(5)	—	—	—	5,571	13,928	33,427	—	—	—	600,018

	2/7/2020	(6)	—	—	—	26,056	52,112	104,224	—	—	—	2,000,050

Mr. Huang	—		—	662,866	1,988,598	—	—	—	—	—	—	—

	2/7/2020		—	—	—	—	—	—	—	44,896	$42.71	600,013

	2/7/2020	(5)	—	—	—	5,571	13,928	33,427	—	—	—	600,018

	2/7/2020	(6)	—	—	—	26,056	52,112	104,224	—	—	—	2,000,050

Mr. Tan	—		—	536,000	1,608,000	—	—	—	—	—	—	—

	2/7/2020		—	—	—	—	—	—	—	35,542	$42.71	475,001

	2/7/2020	(5)	—	—	—	4,410	11,026	26,462	—	—	—	475,000

	2/7/2020	(6)	—	—	—	19,542	39,084	78,168	—	—	—	1,500,039

Mr. Yuen	—		—	364,000	1,092,000	—	—	—	—	—	—	—

	2/7/2020		—	—	—	—	—	—	—	24,319	$42.71	325,011

	2/7/2020	(5)	—	—	—	3,018	7,545	18,108	—	—	—	325,039

	2/7/2020	(6)	—	—	—	19,542	39,084	78,168	—	—	—	1,500,039

(1)

Amounts in columns (c), (d) and (e) provide the minimum, target and maximum amounts payable as annual incentive compensation to each NEO based on team and individual performance during 2020. The actual amounts of annual incentive compensation awards paid for 2020 performance are shown in the “Non-Equity Incentive Plan Compensation” column of the 2020 Summary Compensation Table. The performance measurements, performance targets and target bonus percentages are described in the CD&A, beginning under the heading “Annual Performance-Based Cash Bonuses.”

(2)

SARs allow the grantee to receive the number of shares of the underlying common stock that is equal in value to the appreciation in the underlying common stock with respect to the number of SARs granted from the date of grant to the date of exercise. SARs become exercisable in equal installments on the first, second, third and fourth anniversaries of the grant date, subject to the recipient’s continued employment through the applicable vesting date.

(3)	The exercise price of the SARs equals the closing price of the underlying common stock on the grant date.

(4)

The amounts reported in this column for 2020 represent the grant date fair value of the annual SAR awards, the Annual PSU awards and the Partner PSU Awards granted to each of the NEOs, calculated in accordance with

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ASC 718. The aggregate fair value of PSU awards with performance-based conditions are based on the closing price of our Common Stock on the date of grant and the probable satisfaction of the performance conditions as of the date of grant. The fair value of PSU awards with market –based conditions has been determined based on the outcome of a Monte-Carlo simulation model. To compute the grant date fair value of SAR awards, the Company uses the Black-Scholes model with the following assumptions: risk-free interest rate of 1.5%, expected term based on historical experience of 6.5 years, expected volatility of 33.2%, and expected dividend yield of 1.1%. See Note 14 to the Company’s Audited Financial Statements for further discussion of the relevant assumptions used in calculating the grant date fair value for the SARs and PSU awards.

(5)

Amounts reported in this row and associated with columns (f), (g) and (h) provide the threshold, target and maximum numbers of shares of common stock that may be received by the grantee upon vesting of the Annual PSU Awards. The Annual PSU Awards granted to each of the NEOs on February 7, 2020 will be settled in shares of common stock, subject to the achievement of performance goals relating to Adjusted Total Revenue Growth and Adjusted Diluted Earnings Per Common Share Growth, with a rTSR payout modifier, during a performance period beginning on January 1, 2020 and extending through December 31, 2022, and the NEO’s continued employment through the last day of the performance period. Amounts reported in the “Threshold” column represent payout of 40% of target PSUs awarded, and amounts reported in the “Maximum” column represent payout of 240% of the target PSUs awarded.

(6)

Amounts reported in this row and associated with columns (f), (g) and (h) provide the threshold, target and maximum numbers of shares of common stock that may be received by the grantee upon vesting of the Partner PSU Awards. The Partner PSU Awards granted to each of the NEOs on February 7, 2020 will be settled in shares of common stock, subject to the achievement of performance goals relating to absolute stock price hurdles, Adjusted Total Revenue Growth, Adjusted EBITDA Growth and transformational objectives during a four-year performance period beginning on January 1, 2020 and ending on December 31, 2023, and the NEO’s continued employment through the last day of the performance period. Amounts reported in the “Threshold” column represent payout of 50% of target PSUs awarded, and amounts reported in the “Maximum” column represent payout of 200% of the target PSUs awarded.

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OUTSTANDING EQUITY AWARDS AT 2020 YEAR-END

The following table shows the number of Company shares covered by exercisable and unexercisable SARs, unvested RSUs and unvested PSUs held by the Company’s NEOs on December 31, 2020. This table excludes any YUM shares received by the NEOs upon conversion of their outstanding YUM equity awards in connection with the spin-off.

		Option/SAR Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable(1)		Option/ SAR Exercise Price ($)	Option/ SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
(a)	(b)	(c)	(d)		(e)	(f)	(g)		(h)	(i)		(j)
Ms. Wat	2/6/2015	27,063	—		22.32	2/6/2025	—		—	—		—

	3/25/2015	32,309	—		23.90	3/25/2025	—		—	—		—

	2/5/2016	41,316	—		21.06	2/5/2026	—		—	—		—

	11/11/2016	48,846	—		26.98	11/11/2026	—		—	—		—

	2/10/2017	83,830	27,944	(i)	26.56	2/10/2027	77,532	(i)	4,426,314	—		—

	2/9/2018	93,075	93,076	(ii)	40.29	2/9/2028	—		—	—		—

	2/7/2019	46,525	139,575	(iii)	41.66	2/7/2029	—		—	83,950	(i)	4,792,706

	2/7/2020	—	187,063	(iv)	42.71	2/7/2030	—		—	23,213	(ii)	1,325,219

	2/7/2020	—	—		—	—	—		—	156,333	(iii)	8,925,051
Mr. Yeung	11/1/2019	—	—		—	—	16,287	(ii)	929,809	—		—

	2/7/2020	—	44,896	(iv)	42.71	2/7/2030	—		—	5,571	(ii)	318,060

	2/7/2020	—	—		—	—	—		—	26,056	(iii)	1,487,537
Mr. Huang	2/8/2012	8,994	—		19.46	2/8/2022	—		—	—		—

	2/6/2013	9,652	—		19.00	2/6/2023	—		—	—		—

	2/5/2014	6,797	—		21.30	2/5/2024	—		—	—		—

	2/5/2014	9,516	—		21.30	2/5/2024	—		—	—		—

	2/6/2015	10,149	—		22.32	2/6/2025	—		—	—		—

	2/5/2016	13,772	—		21.06	2/5/2026	—		—	—		—

	11/11/2016	24,423	—		26.98	11/11/2026	—		—	—		—

	2/10/2017	27,943	9,315	(i)	26.56	2/10/2027	—		—	—		—

	11/1/2017	—	—		—	—	20,801	(iii)	1,187,549	—		—

	2/9/2018	16,271	16,272	(ii)	40.29	2/9/2028	11,217	(iv)	640,387	—		—

	2/7/2019	8,188	24,566	(iii)	41.66	2/7/2029	10,728	(v)	612,436	—		—

	2/7/2020	—	44,896	(iv)	42.71	2/7/2030	—		—	5,571	(ii)	318,060

	2/7/2020	—	—		—	—	—		—	26,056	(iii)	1,487,537
Mr. Tan	2/8/2012	3,679	—		19.46	2/8/2022	—		—	—		—

	2/6/2013	7,556	—		19.00	2/6/2023	—		—	—		—

	2/5/2014	6,797	—		21.30	2/5/2024	—		—	—		—

	2/5/2014	7,681	—		21.30	2/5/2024	—		—	—		—

	2/6/2015	10,149	—		22.32	2/6/2025	—		—	—		—

	2/5/2016	13,772	—		21.06	2/5/2026	—		—	—		—

	11/11/2016	24,423	—		26.98	11/11/2026	—		—	—		—

	2/10/2017	27,943	9,315	(i)	26.56	2/10/2027	—		—	—		—

	2/9/2018	14,052	14,053	(ii)	40.29	2/9/2028	9,688	(iv)	553,075	—		—

	2/7/2019	7,072	21,216	(iii)	41.66	2/7/2029	9,265	(v)	528,938	—		—

	2/7/2020	—	35,542	(iv)	42.71	2/7/2030	—		—	4,410	(ii)	251,790

	2/7/2020	—	—		—	—	—		—	19,542	(iii)	1,115,653

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EXECUTIVE COMPENSATION

		Option/SAR Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options/ SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#) Unexercisable(1)		Option/ SAR Exercise Price ($)	Option/ SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
(a)	(b)	(c)	(d)		(e)	(f)	(g)		(h)	(i)		(j)
Mr. Yuen	2/8/2012	2,290	—		19.46	2/8/2022	—		—	—		—

	2/6/2013	3,591	—		19.00	2/6/2023	—		—	—		—

	2/5/2014	3,602	—		21.30	2/5/2024	—		—	—		—

	2/6/2015	4,060	—		22.32	2/6/2025	—		—	—		—

	2/6/2015	4,060	—		22.32	2/6/2025	—		—	—		—

	2/5/2016	4,614	—		21.06	2/5/2026	—		—	—		—

	2/10/2017	8,523	2,841	(i)	26.56	2/10/2027	—		—	—		—

	2/9/2018	8,431	8,432	(ii)	40.29	2/9/2028	5,812	(iv)	331,833	—		—

	2/7/2019	4,243	12,730	(iii)	41.66	2/7/2029	5,559	(v)	317,350	—		—

	2/7/2020	—	24,319	(iv)	42.71	2/7/2030	—		—	3,018	(ii)	172,298

	2/7/2020	—	—		—	—	—		—	19,542	(iii)	1,115,653

(1)	The actual vesting dates for unexercisable SARs are as follows:

(i)	Remainder of the unexercisable award vested on February 10, 2021.

(ii)	One-half of the unexercisable award vested or will vest on each of February 9, 2021 and 2022.

(iii)	One-third of the unexercisable award vested or will vest on each of February 7, 2021, 2022 and 2023.

(iv)	One-fourth of the unexercisable award vested or will vest on each of February 7, 2021, 2022, 2023 and 2024.

(2)

The RSUs reported in this column include additional RSUs received with respect to dividend equivalents, which remain subject to the same underlying vesting conditions. The actual vesting dates for unvested RSUs are as follows:

(i)	The RSUs vested in full on February 10, 2021.

(ii)	One-half of the RSUs will vest on each of November 1, 2021 and 2022.

(iii)	The RSUs will vest in full on November 1, 2021.

(iv)	The RSUs vested in full on February 9, 2021.

(v)	The RSUs will vest in full on February 7, 2022.

(3)	The market value of each award is calculated by multiplying the number of shares covered by the award by $57.09, the closing price of the Company’s stock on the NYSE on December 31, 2020.

(4)	The awards reported in this column represent PSU awards granted to the NEOs with the following vesting terms:

(i)

PSU award scheduled to vest based on the Company’s rTSR performance against constituents of the MSCI International China Index over the January 1, 2019 through December 31, 2021 performance period, sub-

70	YUM CHINA – 2021 Proxy Statement

EXECUTIVE COMPENSATION

ject to Ms. Wat’s continued employment through the last day of the performance period except as otherwise provided for in the underlying equity award agreement upon a qualifying termination of employment. In accordance with SEC disclosure rules, the amount reported for this award is reported assuming maximum payout. Based on performance, these PSUs will vest in full on December 31, 2021.

(ii)

PSU awards that are scheduled to vest based on the Company’s Adjusted Total Revenue Growth and Adjusted Diluted Earnings Per Common Share Growth, with a rTSR payout modifier, over the January 1, 2020 through December 31, 2022 performance period, subject to the NEO’s continued employment through the last day of the performance period except as otherwise provided for in the underlying equity award agreement upon a qualifying termination of employment. In accordance with SEC disclosure rules, the amount reported for this award is reported assuming threshold payout. Based on performance, these PSUs will vest in full on December 31, 2022.

(iii)

PSU awards that are scheduled to vest based on the absolute Company stock price hurdles, Adjusted Total Revenue Growth, Adjusted EBITDA Growth and transformational objectives, over the January 1, 2020 through December 31, 2023 performance period, subject to the NEO’s continued employment through the last day of the performance period except as otherwise provided for in the underlying equity award agreement upon a qualifying termination of employment. In accordance with SEC disclosure rules, the amount reported for this award is reported assuming threshold payout. Based on performance, these PSUs will vest in full on December 31, 2023.

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EXECUTIVE COMPENSATION

2020 OPTION/SAR EXERCISES AND STOCK VESTED

The table below shows the number of Company shares acquired during 2020 upon the exercise of Company SAR awards and the vesting of Company stock awards and before payment of applicable withholding taxes and broker commissions. This table does not include any shares acquired upon the exercise or vesting of outstanding YUM equity awards.

	Option/SAR Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
(a)	(b)	(c)	(d)		(e)

Ms. Wat	—	—	111,489	(1)	6,364,952	(1)

Mr. Yeung	—	—	8,005		426,103

Mr. Huang	—	—	—		—

Mr. Tan	5,238	305,584	—		—

Mr. Yuen	2,015	116,713	—		—

(1)

This amount includes the number of shares acquired upon the vesting of the 2018 PSU award based on performance during the 2018-2020 performance period, with the value realized on vesting determined based on the closing stock price of our common stock on December 31, 2020.

Nonqualified Deferred Compensation

The Company offers certain executives working in China retirement benefits under the BSRCHLRS. Under this program, executives may make personal contributions and the Company provides a company-funded contribution ranging from 5% to 10% of an executive’s base salary. In 2020, Mr. Tan made a personal contribution to the BSRCHLRS equal to 5% of base salary. The Company’s contribution for 2020 was equal to 5% of salary for Mr. Yeung and 10% of salary for each of Ms. Wat and Messrs. Huang, Tan and Yuen. Participants may elect a variety of mutual funds in which to invest their account balances under the plan. Additionally, upon termination, participants receive a lump sum equal to a percentage of the Company’s contributions, including investment returns. This percentage is based on a vesting schedule that provides participants with a vested 30% interest upon completion of a minimum of three years of service, and an additional 10% vested interest for each additional completed year, up to a maximum of 100%.

72	YUM CHINA – 2021 Proxy Statement

EXECUTIVE COMPENSATION

2020 NONQUALIFIED DEFERRED COMPENSATION TABLE

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)
	(a)	(b)	(c)	(d)	(e)

Ms. Wat	—	124,608	—	—	444,920	(5)

Mr. Yeung	—	34,826	—	—	43,972	(5)

Mr. Huang	—	73,740	—	—	422,252	(5)

Mr. Tan	33,522	67,044	—	—	392,809	(5)

Mr. Yuen	—	55,965	—	—	286,095	(5)

(1)	Amounts in this column reflect Mr. Tan’s personal contributions to the BSRCHLRS with respect to 2020.

(2)	Amounts in this column reflect registrant contributions to the BSRCHLRS for the NEOs and which are reflected in the 2020 Summary Compensation Table.

(3)

Under the Hong Kong Data Privacy Act, the administrator of the BSRCHLRS is restricted from disclosing individual account balances under the BSRCHLRS, and accordingly, the Company is unable to compile earnings information with respect to the BSRCHLRS. Under the terms of the BSRCHLRS, participants may elect a variety of mutual funds in which to invest their account balances under the BSRCHLRS.

(4)	The amounts reflected in this column are the estimated year-end balances for the NEOs under the BSRCHLRS.

(5)

This amount represents the aggregate amount of Company contributions, excluding investment returns. See note (3) to this table for further information regarding investment returns with respect to the BSRCHLRS. This amount was denominated in Hong Kong dollars and was converted to U.S. dollars using an exchange rate of 7.7561 Hong Kong dollars to U.S. dollars for disclosure purposes.

Potential Payments upon a Termination or a Change in Control

Termination of Employment without a Change in Control. The Company is party to Restrictive Covenant Letter Agreements with each NEO. The Restrictive Covenant Letter Agreements include restrictive covenants relating to non-disclosure, non-competition, non-solicitation and non-disparagement, as well as cooperation in investigations and litigation clauses. As consideration for the restrictive covenants, the Company is obligated to pay an amount equivalent to five times the NEO’s average monthly salary upon a termination of employment, other than in the case of a change-in-control-related termination or the NEO’s death. Such amount is offset by amounts otherwise owed under any other termination-related agreement between the employee and the Company (including the agree-

ments described below for Ms. Wat and Mr. Yeung) so that there is no duplication of payments.

As of December 31, 2020, Ms. Wat was party to an individual agreement with the Company, which provided that if Ms. Wat’s employment had been terminated by the Company without “cause” prior to March 1, 2021, then Ms. Wat would have been entitled to a severance payment ($6,250,000), payable in monthly installments, equal to two times her annual base salary and annual bonus target, subject to Ms. Wat’s execution of a post-termination agreement that includes restrictive covenants relating to non-solicitation, non-competition and non-disclosure. The amount payable under Mr. Wat’s letter agreement would be offset by the amount paid pursuant to the

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EXECUTIVE COMPENSATION

Restrictive Covenant Letter Agreement. In addition, in the event Ms. Wat became eligible for benefits under the Change in Control Severance Plan, such benefits would be paid in lieu of any amounts under her letter agreement.

As of December 31, 2020, Mr. Yeung was party to a letter agreement with the Company, which provided that if Mr. Yeung’s employment is terminated by the Company without “cause,” the Company will pay Mr. Yeung a lump sum payment ($289,930) equal to five times his average monthly base salary during the 12-month period prior to termination. In return for this payment, Mr. Yeung must comply with certain non-competition restrictive covenants for one year following his termination of employment. The amount payable under Mr. Yeung’s letter agreement would be offset by the amount paid pursuant to the Restrictive Covenant Letter Agreement.

The Company’s equity awards provide for pro-rata vesting for terminations due to death, retirement (age 55 and ten years of service or age 65 and five years of service) or involuntary termination by the Company without cause, with PSUs determined based on actual performance. Outstanding equity awards are forfeited upon a termination for cause. If the NEOs’ employment had terminated as of December 31, 2020 without cause or due to death, they would have been entitled to pro-rata vesting of their outstanding RSUs, SARs and PSUs as follows: Ms. Wat, $14,323,412; Mr. Yeung, $1,237,918; Mr. Huang, $3,617,420; Mr. Tan, $2,233,000; and Mr. Yuen, $1,514,707, assuming target performance for purposes of this disclosure. As of December 31, 2020, Messrs. Huang and Yuen were retirement eligible.

Termination of Employment Following a Change in Control. As noted in the CD&A, the Company maintains the Change in Control Severance Plan, which provides severance benefits to our NEOs in the event of a termination of employment by the Company without “cause” or by the NEO due to “good reason,” in each case within 24 months following a change in control (a “Qualifying Termination”). Each NEO has executed a participation and restrictive covenant agreement to participate in the Change in Control Severance Plan, which contains restrictive covenants in favor of the Company relating to non-competition, non-solicitation, non-disclosure, and non-disparagement. In the event of a Qualifying Termination under the Change in Control Severance Plan, the NEO would receive, in lieu of any severance benefits under any other arrangement with the participant, the following severance benefits:

•

An amount equal to the “Severance Multiple” multiplied by the sum of (x) such NEO’s monthly base salary in effect immediately prior to a Qualifying Termination (or prior to any reduction for purposes of good reason) and (y) 1/12 of the greater of such NEO’s annual target cash bonus for the calendar year in which the Qualifying Termination occurs and the most recent annual cash bonus paid to the NEO, with such amounts payable over the 12-month period following the NEO’s termination of employment. The Severance Multiple is 30 for the CEO and 24 for each of the other participating NEOs. For purposes of the 2020 calculation, the severance calculation for each NEO other than Mr. Yeung was determined based on 2019 actual bonus, while Mr. Yeung’s severance calculation was determined based on 2020 target bonus.

•

Any accrued, but unpaid as of the date of the Qualifying Termination, annual cash bonus for any completed fiscal year preceding a Qualifying Termination, to be paid within 60 days of the Qualifying Termination.

•	Accrued benefits under any retirement plan or health or welfare plan.

•

If permitted by the terms of the Company’s health plan and applicable law, continued health insurance coverage, subsidized by the Company at active employee rates, through the earlier of the one-year anniversary of the participant’s termination of employment and the participant becoming eligible for health insurance coverage under another employer’s plan.

•	Outplacement services, in an aggregate cost to the Company not to exceed $25,000, for a one-year period (or, if earlier, until the NEO accepts an offer of employment).

74	YUM CHINA – 2021 Proxy Statement

EXECUTIVE COMPENSATION

Under the terms of our equity agreements prior to 2020, all outstanding SARs, RSUs and PSUs would fully and immediately vest following a change in control of the Company if the NEO is employed on the date of the change in control and is involuntarily terminated (other than for cause) on or within two years following the change in control, with performance measured through the date of termination and subject to proration for time served during the performance period in the case of the PSUs. Under the terms of the 2020 Annual PSU Awards and Partner PSU Awards, if the NEO is employed on the date of the change in control and resigns for good reason or is involuntarily terminated other than for cause within two years following a change in control, then vesting shall be measured based on the greater of (i) actual performance for the performance period through the date of ter-

mination of employment and (ii) target performance (provided, however, that if the change in control and termination of employment occur during the first year of the performance period, then performance will be measured based on target performance). In addition, beginning with the 2020 equity awards, if awards are not effectively assumed in a change in control of the Company, then the awards will vest in full upon such change in control with any stock price performance goal vesting based on the per share transaction price in such change in control and the other performance goals vesting at the greater of actual performance through the date of the change in control and target performance (provided, however, if the change in control occurs during the first year of the performance period, then performance will be measured based on target performance).

The below table shows the maximum amount of payments and other benefits that each NEO would have received upon a change in control and qualifying termination on December 31, 2020 under the terms of the Change in Control Severance Plan and the Company’s equity award agreements, assuming target performance of the PSUs for purposes of this disclosure.

	Wat $	Yeung $	Huang $	Tan $	Yuen $
Cash Severance	14,013,020	2,520,000	4,845,270	3,967,150	2,884,448
Continued Health Insurance Coverage	17,664	10,773	10,773	16,621	12,615
Outplacement Services	25,000	25,000	25,000	25,000	25,000
Accelerated Vesting of SARs	7,260,415	645,604	1,582,414	1,358,934	774,524
Accelerated Vesting of RSUs	4,426,314	929,809	2,440,371	1,082,012	649,184
Accelerated Vesting of PSUs	22,886,919	3,788,245	3,788,245	2,874,455	2,674,774

TOTAL	48,629,332	7,919,432	12,692,074	9,324,172	7,020,545

PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following disclosure about the relationship of the annual total compensation of our employees to the annual total compensation of Ms. Wat.

Identification of Median Pay Employee

The Company employed over 400,000 persons as of year-end 2020, and substantially all of them are based in China. Given the nature of its operations, approximately 90% of the Company’s employees were restaurant crewmembers. Approximately 74% of the 366,000 crewmembers worked part-time, approximately 42% of whom attended university at the same time, and were paid on an hourly basis. Our wage rates for crewmembers are deter-

mined based on a number of factors, including but not limited to cost of living, labor supply and demand, and competitive market pay rates in the city in which the crewmember works.

We selected December 31, 2020, as the date on which to determine our median employee. For purposes of identifying the median employee from the employee population base (excluding Ms. Wat), we considered the total compensation of all of our employees, as compiled from our payroll records. In addition, we measured compensation for purposes of determining the median employee using December 2020 payroll records. Compensation paid in foreign currencies was converted to U.S. dollars based on a weighted average exchange rate for the relevant period.

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EXECUTIVE COMPENSATION

Using this methodology, our median employee was identified as a part-time crewmember attending university and located in a second-tier city in China.

Ratio

For 2020:

•	The annual total compensation of the median employee, as identified above, was $5,507.

•	Ms. Wat’s annual total compensation, as reported in the Total column of the 2020 Summary Compensation Table, was $21,171,578.

•	Based on this information, the ratio of the annual total compensation of Ms. Wat to the median of the annual total compensation of all employees is approximately 3,844 to 1.

Our pay ratio is significantly impacted by the fact that substantially all of our employees are based in China, approximately 74% of our 366,000 crewmembers are employed on a part-time and hourly basis, and typical wages vary between the cities in which our restaurants are located.

The above ratio and annual total compensation amount of the median employee are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. The ratio and annual total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee may vary significantly among companies.

Alternative Ratio Annualizing Partner PSU Awards

As discussed above in the CD&A during 2020, each of the NEOs, including Ms. Wat, received a Partner PSU Award to address increased competition and the Compa-

ny’s existing pay gap, motivate transformational performance, and encourage long-term retention over the four-year performance period. Under SEC disclosure rules, the entire grant date fair value of the Partner PSU Award is required to be reported in the Summary Compensation Table in the year of grant rather than over the performance period. Accordingly, when calculating the pay ratio disclosed above, Ms. Wat’s 2020 Partner PSU Award was included in the calculation at its full grant date fair value.

When determining grant levels, however, the Compensation Committee considers the long-term performance period of the Partner PSU Awards and reviews executive pay on an annualized basis rather than on a grant date basis. The Compensation Committee believes that annualizing Ms. Wat’s 2020 Partner PSU Award over the performance period is more representative of how the awards are earned and provides a better comparison to market levels that are reported on an annualized basis. In addition to the required pay ratio calculation above, the Company has calculated an alternative pay ratio using an adjusted amount of compensation for Ms. Wat that annualizes Ms. Wat’s 2020 Partner PSU Award by (i) deducting the grant date fair value of the 2020 Partner PSU Award from 2020 compensation and (ii) instead including as 2020 compensation one-fourth of the grant date fair value of the 2020 Partner PSU Award granted to Ms. Wat to reflect the four-year performance period. When calculated in this manner, Ms. Wat’s adjusted compensation is $12,171,529 and the ratio of the annual total compensation of Ms. Wat to the median of the annual total compensation of all of the Company’s employees other than Ms. Wat is estimated to be 2,210 to 1.

This alternative pay ratio is not a substitute for the pay ratio calculated in accordance with the SEC disclosure rules, but the Company believes it is helpful in fully evaluating the ratio of Ms. Wat’s annual total compensation to the median of the annual total compensation of all of the Company’s employees.

76	YUM CHINA – 2021 Proxy Statement

2020 DIRECTOR COMPENSATION

The Company primarily uses stock-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill level required by the Company of members of the Board. The Nominating and Governance Committee of the Board considers advice from the compensation consultant and reviews and makes recommendations to the Board with respect to the compensation and benefits of directors on an annual basis. The Company’s director compensation structure for 2020 is discussed below.

Employee Directors. Employee directors do not receive additional compensation for serving on the Board of Directors. Please see the 2020 Summary Compensation Table for the compensation received by Ms. Wat during 2020 for her role as CEO of the Company.

Non-Employee Directors Retainer. Our non-employee directors were each compensated with an annual retainer equal to $275,000, payable in Company common stock or, if requested by a director, up to one-half in cash. The annual retainers were paid in June 2020 to compensate the directors for their services from June 1, 2020 to May 31, 2021. During 2020, members of our Board agreed to voluntarily forgo 10% of their retainers during the period of June 2020 to December 2020 as contributions to fund additional assistance for frontline employees and their families impacted by COVID-19 as well as other emergency relief, which are reflected in the table disclosing the retainers to non-employee directors during 2020.

Chairman and Committee Chairperson Retainer. In addition to the annual retainer paid to all non-employee directors, the Chairman of the Board (Dr. Hu) received an additional annual cash retainer of $225,000. The Chairperson of the Audit Committee (Mr. Campbell) received an additional $30,000 stock retainer, the Chairperson of the Compensation Committee (Ms. Lu) received an additional $20,000 stock retainer, the Chairperson of the Nominating and Governance Committee (Dr. Hu) received an additional $15,000 stock retainer, and the Chairperson of the Food Safety and Sustainability Committee (Mr. Shao) received an additional $15,000 stock retainer. All such retainers were paid in June 2020 to compensate the directors for their services from June 1, 2020 to May 31, 2021.

The table below summarizes cash compensation earned by and stock retainers granted to each non-employee director during 2020.

Name	Fees Earned or Paid in Cash($)(1)	Stock Awards ($)(2)	Total ($)
(a)	(b)	(c)	(d)

Peter A. Bassi	129,479	129,479	258,958

Christian L. Campbell	—	288,958	288,958

Ed Yiu-Cheong Chan	—	275,000	275,000

Edouard Ettedgui	—	258,958	258,958

Cyril Han	—	258,958	258,958

Louis T. Hsieh	—	275,000	275,000

Fred Hu	225,000	273,958	498,958

Ruby Lu	—	278,958	278,958

Zili Shao	—	273,958	273,958

William Wang	—	258,958	258,958

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2020 DIRECTOR COMPENSATION

(1)	Represents the portion of the annual retainer that Mr. Bassi elected to receive in cash rather than equity and the annual cash retainer paid to Dr. Hu as Chairman of the Board.

(2)

Represents the grant date fair value for annual stock retainer awards granted in 2020. Each director received shares of Company common stock determined by dividing the applicable annual retainer by the closing market price of a share of Company common stock on the date of grant, with any fractional shares paid in cash rather than equity.

Stock Ownership Requirements. Although our directors are not subject to the Stock Ownership Guidelines, we nevertheless expect our directors to own a meaningful number of shares of Company common stock, and we have a share retention policy in place for directors. Pursu-

ant to the share retention policy, no director may sell any shares received as director compensation until at least 12 months following the director’s retirement or departure from the Board.

78	YUM CHINA – 2021 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes, as of December 31, 2020, the equity compensation we may issue to our directors, officers, employees and other persons under the Company’s Long Term Incentive Plan (the “LTIP”), which was approved by YUM as the Company’s sole stockholder prior to the Company’s spin-off from YUM.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)		(b)		(c)

Equity compensation plans approved by security holders	13,627,981	(1)	27.49	(2)	11,640,269	(3)

Equity compensation plans not approved by security holders	—		—		—

TOTAL	13,627,981		27.49		11,640,269

(1)	Includes 1,778,057 shares issuable in respect of restricted stock units and performance share units.

(2)

Restricted stock units and performance share units do not have an exercise price. Accordingly, this amount represents the weighted-average exercise price of outstanding stock appreciation rights and stock options.

(3)

After the spin-off, full value awards granted to the Company’s employees under the LTIP, including restricted stock units and performance share units, will reduce the number of shares available for issuance by two shares. Stock appreciation rights granted to the Company’s employees under the LTIP will reduce the number of shares available for issuance only by one share.

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AUDIT COMMITTEE REPORT

Who serves on the Audit Committee of the Board of Directors?

The members of the Audit Committee are Christian L. Campbell (Chair), Peter A. Bassi, Ed Yiu-Cheong Chan, Cyril Han and Louis T. Hsieh, each of whom are independent within the meaning of applicable SEC regu-

lations and the listing standards of the NYSE. For additional information about the members of the Audit Committee, see “Governance of the Company—What are the Committees of the Board?”

What document governs the activities of the Audit Committee?

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee’s responsibilities are set forth in the charter. The Audit Committee annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval. The charter is available on our website at ir.yumchina.com.

What are the responsibilities of the Audit Committee?

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s internal audit function and independent auditor. The Audit Committee has the authority to obtain advice and assistance from independent legal, accounting or other advisors as the Audit Committee deems necessary or appropriate to carry out its duties and receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee has sole authority to appoint, determine funding for or replace the independent auditor and manages the Company’s relationship with its independent auditor, which reports directly to the Audit Committee. Each year, the Audit Committee evaluates the perfor-

mance, qualifications and independence of the independent auditor. In doing so, the Audit Committee considers whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditor.

The members of the Audit Committee meet periodically in separate executive sessions with management (including the Company’s Chief Financial Officer, Chief Legal Officer and Principal Accounting Officer), the internal auditors and the independent auditor, and have such other direct and independent interaction with such persons from time to time as the members of the Audit Committee deem appropriate. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

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AUDIT COMMITTEE REPORT

What matters have members of the Audit Committee discussed with management and the independent auditor?

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2020, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S. and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussions with the independent auditor of matters required to be discussed pursuant to applicable requirements of the PCAOB and the SEC, including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, disclosures related to critical accounting practices, and critical audit matters during the course of the audit. The Audit Committee has also discussed with KPMG matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter received from KPMG required by applicable require-

ments of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether non-audit services provided by the independent auditor are compatible with the independent auditor’s independence. The Audit Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee monitored the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Audit Committee also reviewed and discussed legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditor.

Has the Audit Committee made a recommendation regarding the audited financial statements for fiscal 2020?

Based on the Audit Committee’s discussions with management and the independent auditor and the Audit Committee’s review of the representations of management and the report of the independent auditor to the Board of Directors, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.

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AUDIT COMMITTEE REPORT

Who prepared this report?

This report has been furnished by the members of the Audit Committee:

Christian L. Campbell, Chair

Peter A. Bassi

Ed Yiu-Cheong Chan

Cyril Han

Louis T. Hsieh

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ADDITIONAL INFORMATION

Who pays the expenses incurred in connection with the solicitation of proxies?

Expenses in connection with the solicitation of proxies will be paid by us. Proxies are being solicited principally by mail, by telephone and through the Internet. We have retained Georgeson Inc. to act as a proxy solicitor for a fee estimated to be $10,000, plus reimbursement of out-of-pocket expenses. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of shares of Company common stock.

How may I elect to receive stockholder materials?

For stockholders of our common stock registered on our U.S. register

Stockholders with shares registered directly in their name who received stockholder materials in the mail may elect to receive future annual reports and proxy statements from us and to vote their shares through the Internet instead of receiving copies through the mail. We are offering this service to provide stockholders with added convenience, to reduce our environmental impact and to reduce annual report printing and mailing costs.

To elect this option, go to www.computershare.com, click on Shareholder Account Access, log in and locate the option to receive Company mailings via e-mail. Stockholders who elect this option will be notified by mail how to access the proxy materials and how to vote their shares on the Internet or by phone.

If you consent to receive future proxy materials electronically, your consent will remain in effect unless it is withdrawn by writing our transfer agent, Computershare Trust Company, N.A., 505000, Louisville, KY 40233-5000, or by logging onto www.computershare.com and following the applicable instructions. Also, while this consent is in effect, if you decide you would like to receive a hard copy of the proxy materials, you may call, write or e-mail Computershare Trust Company, N.A.

For stockholders of our common stock registered on our Hong Kong register

We will publish annual reports and proxy statements on our website and on HKEX’s website in English and Chinese. We will provide printed copies of proxy materials in English and Chinese at no cost upon your request.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single Notice and, if applicable, this proxy statement and the annual report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials.

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ADDITIONAL INFORMATION

Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Yum China Holdings, Inc., 7100 Corporate Drive, Plano, Texas 75024, or to Yum China Holdings, Inc., Yum China Building, 20 Tian Yao Qiao Road, Shanghai 200030 People’s Republic of China, Attention: Investor Relations.

May I propose actions for consideration at next year’s annual meeting of the Company’s stockholders or nominate individuals to serve as directors?

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and proxy card for presentation at the 2022 annual meeting of the Company’s stockholders, the proposal must be received by our Corporate Secretary at our principal executive offices, Yum China Holdings, Inc., 7100 Corporate Drive, Plano, Texas 75024, or Yum China Holdings, Inc., Yum China Building, 20 Tian Yao Qiao Road, Shanghai 200030, People’s Republic of China, by December 16, 2021. We strongly encourage any stockholder interested in submitting a proposal to contact our Chief Legal Officer in advance of this deadline to discuss the proposal. Stockholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a proposal does not guarantee that we will include it in our proxy statement.

In addition, our Bylaws include provisions permitting, subject to certain terms and conditions, stockholders owning at least 3% of the outstanding shares of Company common stock for at least three consecutive years to use our annual meeting proxy statement to nominate a number of director candidates not to exceed 20% of the number of directors in office, subject to reduction in certain circumstances (the “Proxy Access”). Pursuant to our Proxy Access bylaw, stockholder nomination of directors to be included in our proxy statement and proxy card for the 2022 annual meeting of the Company’s stockholders must be received by our Corporate Secretary no earlier than November 16, 2021 and no later than December 16, 2021. Stockholders must also satisfy the other requirements specified in our Bylaws. You may contact the

Company’s Corporate Secretary at the addresses mentioned above for a copy of the relevant bylaw provisions regarding the requirements for nominating director candidates pursuant to Proxy Access.

Under our Bylaws, stockholders may also nominate persons for election as directors at an annual meeting or introduce an item of business that is not included in our proxy statement. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting must be submitted in writing to our Corporate Secretary at our principal executive offices, and the stockholder submitting any such nomination or item of business must include information set forth in our Bylaws. For the 2022 annual meeting of the Company’s stockholders, we must receive the notice of your intention to introduce a nomination or to propose an item of business no earlier than January 28, 2022 and no later than February 27, 2022, unless we hold the 2022 annual meeting before April 28, 2022 or after June 27, 2022, in which case notice must be received no later than 10 days after notice of the date of the annual meeting is mailed or public disclosure of the date of the annual meeting is made, whichever first occurs. Stockholders must also satisfy the other requirements specified in our Bylaws. You may contact the Company’s Corporate Secretary at the addresses mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

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ADDITIONAL INFORMATION

Is any other business expected to be conducted at the Annual Meeting?

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this proxy statement. If any other matter should come before the Annual Meeting, the individuals named on the form of proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

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APPENDIX A

PROPOSED AMENDMENTS TO ARTICLE SEVENTH(b) OF YUM CHINA’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

For the text of the proposed amendments, deletions are indicated by strikeouts and additions are indicated by underlining.

(b) Special meetings of the Stockholders may be called exclusively: (i) by the Board of Directors; ~~or~~ (ii) by the Chairman of the Board of Directors, the Corporation’s Chief Executive Officer or the Corporation’s Secretary, in each case with the concurrence of a majority of the Board of Directors; or (iii) by the Corporation’s Secretary upon written request by Stockholders owning at least twenty five (25) percent of all outstanding shares of common stock of the Corporation as determined pursuant to the Bylaws and who otherwise comply with such other requirements and procedures set forth in the Bylaws, as now or hereinafter in effect. Special meetings of Stockholders shall be held at such places and times as determined by the Board of Directors in its discretion. Advance notice of stockholder nominations for the election of Directors and of business to be brought before any meeting of the Stockholders shall be given in the manner provided in the Bylaws.

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APPENDIX B

PROPOSED AMENDMENTS TO YUM CHINA’S AMENDED AND RESTATED BYLAWS

If the stockholders approve Proposal 4 at the Annual Meeting, the Board of Directors currently intends to amend Section 3 and 4 of Article 2 of the Company’s Bylaws as follows:

For the text of the proposed amendments, deletions are indicated by strikeouts and additions are indicated by underlining.

Section 3.    Special Meetings.

(a)    General. Special meetings of the Stockholders may be called exclusively: (~~a~~i) by the Board of Directors; ~~or~~(~~b~~ii) by the Chairman of the Board of Directors, the Corporation’s Chief Executive Officer or the Corporation’s Secretary, in each case with the concurrence of a majority of the Board of Directors; ~~Special meetings of the Stockholders shall be held at such places, if any, and times as:~~ or (iii) by the Corporation’s Secretary upon the written request (each such request, a “Special Meeting Request” and such meeting, a “Stockholder Requested Special Meeting”) of Stockholders of record representing not less than 25% of all outstanding shares of common stock, par value $0.01 per share, of the Corporation (“Common Stock”) entitled to vote on the matter or matters to be brought before the Stockholder Requested Special Meeting (such percentage, the “Requisite Percentage”) that have complied in full with the requirements set forth in this Section 3 and related provisions of these Bylaws; provided, that each such Stockholder of record, or beneficial owner directing such Stockholder of record, must have continuously held all of his, her or its shares included in such aggregate amount constituting the Requisite Percentage for at least one (1) year prior to the date such Special Meeting Request is delivered to the Corporation. Whether the Stockholders have submitted valid Special Meeting Requests representing the Requisite Percentage and complying with the requirements of this Section 3 and related provisions of these Bylaws (a “Valid Special Meeting Request”) shall be determined in good faith by the Board of Directors, ~~in its discretion~~which determination shall be conclusive and binding on the Corporation and the Stockholders.

(b)    Calling a Stockholder Requested Special Meeting. In order for a Stockholder Requested Special Meeting to be called, the Special Meeting Requests must be signed by Stockholders of record (or their duly authorized agents) representing in the aggregate not less than the Requisite Percentage, and be dated and delivered personally or by registered mail to the Corporation’s Secretary at the principal executive offices of the Corporation. Such Special Meeting Requests shall comply with Section 3 and shall include with particularity as to the Stockholders of record submitting the Special Meeting Requests and any Stockholder Associated Persons (as defined below)(collectively, the “Requesting Stockholders”): (i) a statement of the specific purpose or purposes of the Stockholder Requested Special Meeting, including a description of all intended proposals; (ii) except with respect to any Solicited Stockholders (as defined below), all information required to be set forth in a notice under Section 9(a)–(d) of this Article 2; (iii) documentary evidence that the Requisite Percentage of shares have been owned continuously for the one-year period by each Stockholder of record who signed a Special Meeting Request; provided, however, that if any Stockholders of record making a Special Meeting Request are not the beneficial owner of the shares of Common Stock representing the Requisite Percentage, then to be valid, each such Special Meeting Request must also include documentary evidence that the beneficial owners on whose behalf such Special Meeting Request is made beneficially owned, together with the Stockholders of record

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APPENDIX B

who are beneficial owners, the Requisite Percentage as of the date on which such Special Meeting Request is delivered to the Corporation’s Secretary and for a minimum of one full year prior to the date of such delivery; (iv) an acknowledgment by each Requesting Stockholder and the beneficial owners, if any, on whose behalf a Special Meeting Request is being made (or their respective duly authorized agents) that any reduction in the number of shares owned by such Stockholders as of the date of delivery of the Special Meeting Request and prior to the record date for the proposed Stockholder Requested Special Meeting shall constitute a revocation of the Special Meeting Request to the extent of such reduction, and a commitment to promptly notify the Corporation of any such decrease; and (v) a representation that at least one Requesting Stockholder, or a qualified representative of at least one Requesting Stockholder, intends to appear in person to present each item of business to be brought before the Stockholder Requested Special Meeting. In addition, each Requesting Stockholder that is not a Solicited Stockholder shall promptly provide any other information reasonably requested by the Corporation in connection with the Special Meeting Request. If the Board of Directors determines that the Special Meeting Request complies with the provisions of these Bylaws and that the proposal to be considered or business to be conducted is a proper subject for Stockholder action under applicable law, the Board of Directors shall call and send notice of a Stockholder Requested Special Meeting for the purpose set forth in the Special Meeting Request in accordance with Section 4 of this Article 2.

In addition, to be considered timely, proper and valid, a Special Meeting Request shall further be updated, if necessary, so that the information provided or required to be provided in such Special Meeting Request shall be true and correct (x) as of the record date for the Stockholder Requested Special Meeting and (y) as of the date that is ten (10) business days prior to such meeting or any adjournment or postponement thereof (provided that such update shall be delivered to the Corporation’s Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting in the case of the update required to be made pursuant to the foregoing clause (x), and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update required to be made pursuant to the foregoing clause (y)). For the avoidance of doubt, the obligation to update as set forth in this Section 3 or any other section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any Special Meeting Request or other notice provided by a Stockholder, extend any applicable deadlines hereunder to amend or update any proposal or nomination (or notice thereof) or to submit any new proposal or nomination (or notice thereof), including, without limitation, by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of the Stockholders.

For the purposes of this Section 3, “Solicited Stockholder” shall mean any Stockholder that has provided a request to call a special meeting in response to a solicitation made pursuant to, and in accordance with, Section 14 of the Exchange Act; and “Stockholder Associated Person” shall mean (A) any person who is a member of a “group” (as such term is used in Rule 13d-5 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”) (or any successor provision at law)) with or otherwise acting in concert with such Stockholder providing notice, (B) any beneficial owner of Common Stock owned of record by such Stockholder (other than a Stockholder that is a depositary), (C) any affiliate or associate of such Stockholder or such Stockholder Associated Person, (D) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A, or any successor instructions) with such Stockholder or other Stockholder Associated Person in respect of any proposals or nominations, as applicable and (E) any person whom the Stockholder proposes to nominate for election or reelection as a director of the Corporation; provided, however, that in no case shall it mean a Solicited Stockholder.

(c)    Multiple Special Meeting Requests. In determining whether Special Meeting Requests have met the requirements of this Section 3, multiple Special Meeting Requests will be considered together only if (i) each Special Meeting Request identifies the same or substantially the same purpose or purposes of the Stockholder Requested Special Meeting and the same or substantially the same items of business proposed to be brought before the Stockholder Requested Special Meeting (which, if such purpose is the nominating of a person or persons for election to the Board of Directors, will mean

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APPENDIX B

that the exact same person or persons are nominated in each relevant Special Meeting Request), and (ii) such Special Meeting Requests have been dated and delivered to the Corporation’s Secretary within sixty (60) days of the delivery to the Corporation’s Secretary of the earliest dated Special Meeting Request relating to such item(s) of business. A Requesting Stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Corporation’s Secretary and if, following such revocation, there are outstanding un-revoked requests from Requesting Stockholders holding less than the Requisite Percentage, the Board of Directors may, in its discretion, cancel the Stockholder Requested Special Meeting.

(d)    Valid Items of Business for a Stockholder Requested Special Meeting. Notwithstanding the foregoing provisions of this Section 3, a Stockholder Requested Special Meeting shall not be held if (i) the Special Meeting Request does not comply with these Bylaws; (ii) the Special Meeting Request relates to an item of business that is not a proper subject for Stockholder action under applicable law; (iii) the Special Meeting Request is received by the Corporation’s Secretary during the period commencing ninety (90) days prior to the anniversary date of the prior year’s annual meeting of Stockholders and ending on the date of the final adjournment of the next annual meeting of Stockholders; (iv) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of Stockholders held not more than one hundred twenty (120) days prior to receipt by the Corporation’s Secretary of the Special Meeting Request; (v) the Board of Directors has called or calls for an annual or special meeting of Stockholders to be held within ninety (90) days after the Corporation’s Secretary receives the Special Meeting Request and the Board of Directors determines that the business of such meeting includes (among any other matters properly brought before the annual or special meeting) a Similar Item; or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act, would violate an applicable law or regulation, or would cause the company to violate the law or other applicable law. For purposes of this Section 3(d), the nomination, election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the nomination, election or removal of directors, the changing of the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of Directors. If none of the Requesting Stockholders appears or sends a qualified representative to present the item of business submitted by the Stockholder(s) for consideration at the Stockholder Requested Special Meeting, such item of business shall not be submitted for a vote of the Stockholders at such Stockholder Requested Special Meeting, notwithstanding that proxies in respect of such vote may have been received by the Corporation or such Stockholder(s). Whether the Requesting Stockholders have complied with the requirements of this Section 3 and related provisions of these Bylaws shall be determined in good faith by the Board of Directors, which determination shall be exclusive and binding on the Corporation and the Stockholders. Nothing contained in this Section 3 shall prohibit the Board of Directors from submitting matters to Stockholders at any Stockholder Requested Special Meeting.

(e)    Holding a Special Meeting. Special meetings of Stockholders shall be held at such date, time and place as may be fixed by the Board of Directors; provided, however, that the date of any Stockholder Requested Special Meeting requested pursuant to a Valid Special Meeting Request shall be not more than ninety (90) days after the date on which a Valid Special Meeting Request has been delivered to the Corporation’s Secretary.

Section 4.    Notice of Meetings. At least ten (10) and no more than sixty (60) days prior to any annual or special meeting of the Stockholders, the Corporation shall notify the Stockholders of the date, time and place, if any, and means of remote communication, if any, of the meeting and, in the case of a special meeting or where otherwise required by the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate”) or by statute, shall briefly describe the purpose or purposes of the meeting. Without limiting the manner by which notice otherwise may be given effectively to Stockholders, notice of meetings may be given to Stockholders by means of electronic transmission in accordance with applicable law. Only business within the purpose or purposes described in the notice may be conducted at a special meeting. Nothing contained herein shall prohibit the Board of Directors from submitting matters to the Stockholders at

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APPENDIX B

any Stockholder Requested Special Meeting. Unless otherwise required by the Certificate or by statute, the Corporation shall be required to give notice only to the Stockholders entitled to vote at the meeting. If an annual or special Stockholders’ meeting is adjourned to a different date, time or place, notice thereof need not be given if the new date, time or place, if any, and means of remote communication, if any, is announced at the meeting before adjournment. If a new record date for the adjourned meeting is fixed pursuant to Article 7, Section 5 hereof, notice of the adjourned meeting shall be given to persons who are Stockholders as of the new record date. If mailed, notice shall be deemed to be effective when deposited in the United States mail with postage thereon prepaid, correctly addressed to the Stockholder’s address shown in the Corporation’s current record of Stockholders.

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PRELIMINARY PROXY CARD YUM CHINA HOLDINGS, INC. 7100 CORPORATE DRIVE PLANO, TX 75024 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Beijing/Hong Kong Time / 11:59 a.m. U.S. Eastern Time on May 27, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/YUMC2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Beijing/Hong Kong Time / 11:59 a.m. U.S. Eastern Time on May 27, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D42388-P53537 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY YUM CHINA HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Fred Hu 1b. Joey Wat The Board of Directors recommends you vote FOR For Against Abstain proposals 2, 3 and 4. 1c. Peter A. Bassi 2. Ratification of the Appointment of KPMG Huazhen LLP as the Company’s Independent Auditor 1d. Edouard Ettedgui 3. Advisory Vote to Approve Executive Compensation 1e. Cyril Han 4. Amended Approval and of an Restated Amendment Certificate to of the Incorporation Company’s to Allow Stockholders Holding 25% of the Company’s 1f. Louis T. Hsieh Outstanding Shares the Right to Call Special Meetings 1g. Ruby Lu upon NOTE: such The other proxies business are authorized as may properly to vote in come their before discretion the meeting or any adjournment or postponement thereof. 1h. Zili Shao 1i. William Wang 1j. Min (Jenny) Zhang Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D42389-P53537 YUM CHINA HOLDINGS, INC. Annual Meeting of Stockholders 8:00 a.m. on May 28, 2021 Beijing/Hong Kong Time / 8:00 p.m. on May 27, 2021 U.S. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) Andy Yeung and Joseph Chan, or either of them, as proxies, each with the power to appoint his substitute, revoking all proxies previously given, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Yum China Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via a live webcast at www.virtualshareholdermeeting.com/YUMC2021 at 8:00 a.m. on May 28, 2021 Beijing/Hong Kong Time / 8:00 p.m. on May 27, 2021 U.S. Eastern Time, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side